Statement of Additional Information

January 28, 2015, as supplemented May 1, 2015

RELATING TO THE PROSPECTUSES DATED January 28 AND May 1, 2015, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Guggenheim Funds Trust (Registrant)

Guggenheim Enhanced World Equity Fund
Class A (GEEWX)		Class C (GEEFX)	Institutional (GEEGX)		Class R6 (GEETX)
Guggenheim Large Cap Value Fund
Class A (SECIX)	Class B (SECBX)	Class C (SEGIX)	Institutional (GILCX)	Class P (SEGPX)	Class R6 (GILRX)
Guggenheim Mid Cap Value Fund
Class A (SEVAX)	Class B (SVSBX)	Class C (SEVSX)		Class P (SEVPX)
Guggenheim Mid Cap Value Institutional Fund
			Institutional (SVUIX)		Class R6 (SVURX)
Guggenheim Risk Managed Real Estate Fund
Class A (GURAX)		Class C (GURCX)	Institutional (GURIX)	Class P (GURPX)	Class R6 (GURRX)
Guggenheim Small Cap Value Fund
Class A (SSUAX)		Class C (SSVCX)	Institutional (SSUIX)	Class P (SSUPX)	Class R6 (SSURX)
Guggenheim StylePlus—Large Core Fund
Class A (SECEX)	Class B (SEQBX)	Class C (SFECX)	Institutional (GILIX)	Class P (SFEPX)	Class R6 (GIQRX)
Guggenheim StylePlus—Mid Growth Fund
Class A (SECUX)	Class B (SEUBX)	Class C (SUFCX)	Institutional (GIUIX)	Class P (SEUPX)	Class R6 (GIURX)
Guggenheim World Equity Income Fund
Class A (SEQAX)	Class B (SGOBX)	Class C (SFGCX)	Institutional (SEWIX)	Class P (SEQPX)	Class R6 (SEWRX)

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 301.296.5100 800.820.0888
This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated January 28, 2015 and May 1, 2015, as may be supplemented from time to time. The Prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. Effective January 28, 2014, the Funds, which were series of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund. The Funds’ financial statements included in the Funds’ September 30, 2014 Annual Report are incorporated herein by reference. A copy of the Funds’ Annual Report is available, without charge, by calling the phone numbers listed above.

Investment Managers Security Investors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Distributor Guggenheim Funds Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 8484 Westpark Dr. McLean, VA 22102

Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, California 90401

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GENERAL INFORMATION
Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof (See “How to Redeem Shares”). This Statement of Additional Information ("SAI") relates to the Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”), Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”), Guggenheim Risk Managed Real Estate Fund ("Risk Managed Real Estate Fund"), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”) (collectively, the “Funds”). Each Fund, other than Risk Managed Real Estate Fund, was previously a series (the “Predecessor Funds”) of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.
Each of the Funds has its own investment objective and policies. Each Fund (other than the Large Cap Value Fund and Risk Managed Real Estate Fund) is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
Security Investors, LLC (“Security Investors”) is the investment manager to each Fund, except Enhanced World Equity Fund and Risk Managed Real Estate Fund, and Guggenheim Partners Investment Management, LLC (“GPIM”) is the investment manager to Enhanced World Equity Fund and Risk Managed Real Estate Fund.  Security Investors and GPIM are also each referred to as the “Investment Manager” and, together, as the “Investment Managers.” While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS
Each Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Funds' Prospectus (the "Prospectus"). The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

General Risk Factors—The NAV of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by a Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as

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interest rates fall. Longer term bonds held by a Fund, if applicable, are subject to greater interest rate risk. There is no assurance that a Fund will achieve its investment objective.

American Depositary Receipts (ADRs)—Each of the Funds may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Asset-Backed Securities—A Fund may also invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities ("ABS") are subject to risks similar to those discussed above with respect to mortgage-backed securities ("MBS").

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

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Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

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Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests.
Accordingly, a Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds' policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
Certain Funds may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Funds.
The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization

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or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Commercial Paper—The Funds may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Funds may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

The Funds may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Credit Derivative Transactions—The Funds may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When a Fund engages in a credit derivative transaction, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.

A Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash”

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settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

A Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Cyber Security and Operational Risk—With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Fund and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties.  Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.  A Fund and its shareholders could be negatively impacted as a result.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.

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In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter ("OTC") derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Except with respect to Enhanced World Equity Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund, each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5, with respect to each Fund’s operation. Accordingly, each such Fund and Security Investors with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.

For purposes of CFTC Rule 4.12, GPIM does not manage any other funds or separately managed accounts with investment objectives, strategies and policies that are substantially similar to those of the Enhanced World Equity Fund. Security Investors does not manage any other funds or separately managed accounts with investment objectives, strategies and policies that are substantially similar to those of the StylePlus-Large Core Fund and StylePlus-Mid Growth Fund.

Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than

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is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Managers will consider such difficulties when determining the allocation of the Fund’s assets.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, a Fund’s investments-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of a Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Brady Bonds. The Funds may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Costs. Investors should understand that the expense ratio of Funds investing in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by these Funds are higher.

Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

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The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit a Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that a Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.

Emerging Countries. Certain Funds may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

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Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which a Fund may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Fund’s investments.

For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are

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also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations

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on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.

An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of a Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Futures, Options and Other Derivative Transactions—

Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund other than Enhanced World Equity Fund, Style Plus—Large Core Fund and Style Plus—Mid Growth Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), unless otherwise disclosed.

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Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time

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during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will earmark or segregate an equal amount of the underlying foreign currency.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities

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underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Hybrid Instruments—Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Funds.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Credit-Linked Notes. Each Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Structured Notes. Certain Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative

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embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Investments by Investing Funds and Other Large Shareholders—Shares of a Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. A Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund's performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Lending of Portfolio Securities—For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected

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in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Investment Manager to be of good standing and will not be made unless, in the judgment of an Investment Manager, the consideration to be earned from such loans would justify the risk.

Leverage—Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.

Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Loans—A Fund may make, acquire or invest in fixed and floating rate loans. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. A Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”).

Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan.

The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If a Fund purchases a participation interest either from a lender or a participant, the Fund typically will

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have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, a Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.

A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. A Fund may receive or pay a facility fee when it buys or sells a loan. A Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver and/or modification fees.

Direct lending may involve additional risks to a Fund. Should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, a Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

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Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When a Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Management—The Funds are subject to management risk because they are actively managed investment portfolios. The Investment Managers and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Managers and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives.

Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Funds may invest in MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, or FHLMC; securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans.

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Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

A Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” ("IO") and “principal-only” ("PO") bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that a Fund’s investment in CMOs, IOs, or POs will be successful, and a Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes ("PACs"), Scheduled Classes ("SCHs"), Sequential Pay Classes ("SEQs"), Support Classes ("SUPs"), Target Amortization Classes ("TACs") and Accrual Classes ("Z Classes"). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal

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payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and a Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if a Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Fund's investment in MBS will be successful, and the Fund's total return could be adversely affected as a result.

Municipal Bond Insurance—A Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

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Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

A Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While a Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Municipal Securities—

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

General Risks. A Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.

Neither a Fund nor an Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Fund’s holdings would be affected, and the investment objectives and policies of a Fund would likely be re-evaluated.

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Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

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Similar Projects Risk. Because a Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments.

Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Preferred Securities—Certain Funds may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Real Estate Securities—Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced since 2007 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest

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the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.
Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. If a Fund accepts collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund's ability to dispose of Alternative Collateral received from the counterparty.

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Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.

Restricted Securities—A Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Fund’s limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Funds’ Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Managers. In making the determination regarding the liquidity of restricted securities, an Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the

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number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. A Fund may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Fund’s NAV.

As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will a Fund’s NAV. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

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Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Managers' credit analysis than would be the case with investments in investment-grade debt securities. The Investment Managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Managers continually monitor the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Risks of Private Investments in Public Companies—The Funds may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.

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Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Funds' limitation on illiquid securities.

A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Investments in Guggenheim Short-Term Fixed-Income Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. As such, a Fund may maintain significant liquid investments, including cash balances and foreign currency balances.

To the extent the StylePlus—Large Core Fund and StylePlus—Mid Growth Fund have significant cash balances, the Funds may invest a substantial portion of its assets in certain Guggenheim short-term fixed-income funds, which are separate funds advised by the Investment Manager, or an affiliate of the Investment Manager, that implement a liquidity management strategy. These Guggenheim short-term fixed-income funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”) and similar investments; and (iv) other short-term fixed-income securities. Accordingly, a Fund that invests in such Guggenheim short-term fixed-income funds would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.

Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

A Fund may make short sales that are not “against the box.” Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not

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engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Funds' custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.

A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Managers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.

Spread Transactions—A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more

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than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless an Investment Manager believes that the other party to the transaction is creditworthy.

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A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, that are traded in the OTC market. The Investment Managers under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Managers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance.

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Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Variable and Floating Rate Instruments—Certain Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. Such Funds can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

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Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, collateralized mortgage obligations ("CMOs"), government and agency securities. An Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund’s investment quality standards relating to investments in bank obligations. An Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if an Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.

TBA Purchase Commitments. A Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically.  In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

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When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

INVESTMENT RESTRICTIONS
Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d-1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the

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borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Fundamental Policies—The fundamental policies of the Funds other than Risk Managed Real Estate Fund are:

1.
Each Fund, other than Large Cap Value Fund, shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
Each Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.
Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Fundamental Policies—The fundamental policies of the Risk Managed Real Estate Fund are:

1.	The Fund shall be a “non-diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
The Fund will “concentrate” its investments in the real estate industry. The Fund may not “concentrate” its investments in another industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

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7.
The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, a Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of Fundamental Policy Three, a Fund (other than Risk Managed Real Estate Fund) may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Five, investors should note that as of the date of the Funds’ SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, a Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.
Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Funds is:

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1.
Liquidity The Funds may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of the Operating Policy directly above, under normal circumstances, a Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds’ service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.
Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund’s completed purchases and sales may only be made available only after the public disclosure of its portfolio holdings.
Each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.
Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Funds’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Funds’ custodian, Investment Managers and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

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Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days

In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); and InvestOne (Sungard) (the Funds’ accounting system).
Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the Funds’ portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
Only the Funds’ President or CCO may authorize disclosure of the Funds’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Funds’ policies and procedures on disclosure of portfolio holdings.
Any disclosure of the Funds’ securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Managers receive any compensation or other consideration in connection with these arrangements.
As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds’ Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUNDS

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Managers for the Funds under the Investment Management Agreements, is the responsibility of the Board of Trustees (the “Board”). Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Managers' profitability in order to determine whether to continue existing contracts or negotiate new contracts.
On November 11, 2013, the Board of Trustees, and at special meetings of shareholders held in January 2014, shareholders of different registered investment companies, including the Predecessor Corporations, elected the following individuals, each of whom serves as a Trustee on the Board of Trustees of certain closed-end funds and exchange-traded funds advised by Guggenheim Funds Investment Advisors, LLC, an affiliate of the Investment Managers, to serve as Trustees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. The term of the aforementioned Trustees began on April 3, 2014.
The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with an Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by an Investment Manager or the Distributor. Each of these Trustees is not an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an "Independent Trustee" and, collectively, the “Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Distributor and/or the parent of the Investment Managers.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers. The Fund Complex is comprised of 13 closed-end funds, 63 exchange-traded funds and 150 open-end funds advised or serviced by the Investment Managers or their affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	91	Current: Purpose-Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	87	Current: Midland Care, Inc. (2011-present)
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

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Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	87
Current: Zincore Metals, Inc. (2009-present).
Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	87	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	87
Current: Fort Hayes State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); Topeka Community Foundation (2009-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	90	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners, Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporations.

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The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).
Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President); Since 2014 (Chief Legal Officer)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).
Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013
Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).
Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

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Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporations.

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board

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or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Board of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, as well as Vice Chairman of the Contracts Review Committee of the Trust, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience,

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including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Managers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Managers. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.

BOARD'S ROLE IN RISK OVERSIGHT
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds' investments and operations, is performed by third-party service providers, primarily the Investment Managers and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds' business and consequently, for managing risks associated with that activity. Each of the Investment Managers, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of each Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds' operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Managers or their affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Managers on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and personnel of the Investment Managers and has approved Fair Valuation procedures applicable to valuing the Funds' securities, which the Board and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds' investment objectives, and that the processes, procedures

44

and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds' investment management and business affairs are carried out by or through the Investment Managers, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Managers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

BOARD COMMITTEES
Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The audit committee of the Predecessor Corporation held three meetings during the fiscal year ended September 30, 2014. The Trust's Audit Committee held two meetings during the fiscal year ended September 30, 2014.
Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The contract renewal committee (the predecessor to the Contracts Review Committee) of the Predecessor Corporation held one meeting during the fiscal year ended September 30, 2014. The Trust's Contracts Review Committee held one meeting during the fiscal year ended September 30, 2014.
Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee held no meetings during the fiscal year ended September 30, 2014.
Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The nominating committee (the predecessor to the Nominating and Governance Committee) of the Predecessor Corporation held two meetings during the fiscal year ended September 30, 2014. The Trust's Nominating and Governance Committee held one meeting during the fiscal year ended September 30, 2014.

REMUNERATION OF TRUSTEES
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $232,000 for service on covered boards. Additional annual retainer fees are paid as follows: $40,000 to the Independent Chair of the Board; $6,000 to the Independent Vice Chair of the Board; $6,000 to the Audit Committee Chair; $6,000 to the Audit Committee Vice Chair; $6,000 to the Contracts Review Committee Chair; $6,000 to the Contracts Review Committee Vice Chair; and $6,000 to the Nominating and Governance Committee Chair. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for

45

a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets. The Independent Trustees had a different compensation structure prior to April 3, 2014.
Each Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, Interested Trustees. The aggregate compensation paid by each Predecessor Corporation and the Trust to each of the Trustees during the fiscal year ended September 30, 2014, and the aggregate compensation paid by the Fund Complex, including the Family of Funds to each of the Trustees during the fiscal year ended September 30, 2014 are set forth below. Each of the Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 87 of this SAI.
Information for the Independent Trustees appears below.

Names of Independent Trustees	Aggregate Compensation from				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
	Security Large Cap Value Fund	Security Equity Fund	Security Mid Cap Growth Fund	Trust
Randall C. Barnes	$0	$0	$0	$34,324	$0	$0	$306,125
Donald A. Chubb, Jr.	$584	$20,995	$762	$35,204	$0	$0	$119,000
Harry W. Craig, Jr.*	$512	$18,391	$668	$0	$0	$0	$56,500
Jerry B. Farley	$512	$18,391	$668	$35,204	$0	$0	$119,000
Roman Friedrich III	$0	$0	$0	$35,204	$0	$0	$198,000
Robert B. Karn III	$0	$0	$0	$35,204	$0	$0	$196,500
Penny A. Lumpkin*	$512	$18,391	$668	$0	$0	$0	$56,500
Ronald A. Nyberg	$0	$0	$0	$35,204	$0	$0	$396,750
Maynard F. Oliverius	$512	$18,391	$668	$35,204	$0	$0	$119,000
Ronald E. Toupin, Jr.	$0	$0	$0	$40,191	$0	$0	$322,875

*	Mr. Craig and Ms. Lumpkin retired from the Board effective February 12, 2014.

Information for the Interested Trustee appears below.

Name of Interested Trustee	Aggregate Compensation from				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
	Security Large Cap Value Fund	Security Equity Fund	Security Mid Cap Growth Fund	Trust
Donald C. Cacciapaglia	$0	$0	$0	$0	$0	$0	$0

PRINCIPAL HOLDERS OF SECURITIES
On December 31, 2014, the Fund’s officers and Trustees (as a group) beneficially owned 1.20% of the outstanding Class A shares of the Small Cap Value Fund and less than 1% of the total outstanding shares of any remaining class of the Funds.

As of April 1, 2015, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund’s outstanding securities:

46

Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
NATIONAL FINANCIAL SERVICES LLC	ENHANCED WORLD EQUITY	A	26.08%
PERSHING LLC	ENHANCED WORLD EQUITY	A	17.05%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	ENHANCED WORLD EQUITY	A	8.07%
NADINE SIR	ENHANCED WORLD EQUITY	A	41.12%
PERSHING LLC	ENHANCED WORLD EQUITY	C	11.01%
TD AMERITRADE FBO JAMES O GEIGER ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN	ENHANCED WORLD EQUITY	C	5.38%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	ENHANCED WORLD EQUITY	C	24.70%
WILLIAM H GRIFFITH III (403B)	ENHANCED WORLD EQUITY	C	11.06%
THOMAS PEELE OR CAROL PEELE JTWROS	ENHANCED WORLD EQUITY	C	33.92%
DONNA RODRIGUE (ROTH)	ENHANCED WORLD EQUITY	C	5.40%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	ENHANCED WORLD EQUITY	Institutional	100.00%
SECURITY DISTRIBUTORS, INC.	LARGE CAP VALUE	A	33.09%
SECURITY BENEFIT LIFE	LARGE CAP VALUE	A	22.56%
PERSHING LLC	LARGE CAP VALUE	B	43.15%
UBS FINANCIAL SERVICES INC	LARGE CAP VALUE	C	7.52%
FIRST CLEARING CORPORATION	LARGE CAP VALUE	C	8.37%
MORGAN STANLEY SMITH BARNEY LLC	LARGE CAP VALUE	C	18.78%
SECURITY DISTRIBUTORS, INC.	LARGE CAP VALUE	Institutional	99.61%
NATIONAL FINANCIAL SERVICES LLC	MID CAP VALUE	A	5.60%
NATIONAL FINANCIAL SERVICES LLC	MID CAP VALUE	A	6.42%
PERSHING LLC	MID CAP VALUE	A	11.72%
FIRST CLEARING CORPORATION	MID CAP VALUE	A	24.81%
SECURITY DISTRIBUTORS, INC.	MID CAP VALUE	A	15.87%
PERSHING LLC	MID CAP VALUE	B	13.82%
FIRST CLEARING CORPORATION	MID CAP VALUE	B	15.84%
AMERIPRISE FINANCIAL SERVICES INC	MID CAP VALUE	B	13.74%
NATIONAL FINANCIAL SERVICES LLC	MID CAP VALUE	C	5.04%
NATIONAL FINANCIAL SERVICES LLC	MID CAP VALUE	C	6.35%
PERSHING LLC	MID CAP VALUE	C	12.82%
MERRILL LYNCH	MID CAP VALUE	C	10.01%
FIRST CLEARING CORPORATION	MID CAP VALUE	C	12.38%
RBC CAPITAL MARKETS CORP	MID CAP VALUE	C	5.01%
RAYMOND JAMES & ASSOCIATES	MID CAP VALUE	C	12.81%
UBS FINANCIAL SERVICES INC	MID CAP VALUE	Institutional	5.76%
MERRILL LYNCH	MID CAP VALUE	Institutional	49.71%
GWFS EQUITIES INC	MID CAP VALUE	Institutional	30.92%
NATIONAL FINANCIAL SERVICES LLC	RISK MANAGED REAL ESTATE	A	91.07%
NATIONAL FINANCIAL SERVICES LLC	RISK MANAGED REAL ESTATE	C	65.82%
PERSHING LLC	RISK MANAGED REAL ESTATE	C	21.93%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	RISK MANAGED REAL ESTATE	C	7.82%
CITIGROUP GLOBAL MARKETS INC	RISK MANAGED REAL ESTATE	Institutional	24.86%
NATIONAL BANK OF CANADA ATTN FRANCOIS BOURASSA LOUIS ARCAND	RISK MANAGED REAL ESTATE	Institutional	21.32%
GOLDMAN, SACHS & COMPANY	RISK MANAGED REAL ESTATE	Institutional	19.89%
GUGGENHEIM MACRO OPPORTUNITIES FUND	RISK MANAGED REAL ESTATE	Institutional	11.10%

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Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
ING FINANCIAL MARKETS LLC ATTN: DARREN CICCHILLO	RISK MANAGED REAL ESTATE	Institutional	22.75%
NATIONAL FINANCIAL SERVICES LLC	SMALL CAP VALUE	A	6.67%
SECURITY DISTRIBUTORS, INC.	SMALL CAP VALUE	A	35.40%
CHARLES SCHWAB & CO INC	SMALL CAP VALUE	A	25.33%
NATIONAL FINANCIAL SERVICES LLC	SMALL CAP VALUE	C	16.35%
FIRST CLEARING CORPORATION	SMALL CAP VALUE	C	9.34%
RBC CAPITAL MARKETS CORP	SMALL CAP VALUE	C	19.43%
RAYMOND JAMES & ASSOCIATES	SMALL CAP VALUE	C	20.77%
NICK BONOS (IRA)	SMALL CAP VALUE	Institutional	18.14%
MERRILL LYNCH	SMALL CAP VALUE	Institutional	13.67%
NATIONWIDE FINANCIAL	SMALL CAP VALUE	Institutional	25.49%
SECURITY DISTRIBUTORS, INC.	SMALL CAP VALUE	Institutional	22.07%
MAYNARD F OLIVERIUS (IRA)	SMALL CAP VALUE	Institutional	12.84%
SECURITY BENEFIT LIFE	STYLEPLUS LARGE CORE	A	13.60%
PERSHING LLC	STYLEPLUS LARGE CORE	B	26.43%
PERSHING LLC	STYLEPLUS LARGE CORE	C	7.30%
FIRST CLEARING CORPORATION	STYLEPLUS LARGE CORE	C	5.09%
SECURITY DISTRIBUTORS, INC.	STYLEPLUS LARGE CORE	C	6.12%
D.A. DAVIDSON & CO	STYLEPLUS LARGE CORE	C	5.83%
D.A. DAVIDSON & CO	STYLEPLUS LARGE CORE	C	5.09%
UBS FINANCIAL SERVICES INC	STYLEPLUS LARGE CORE	Institutional	50.04%
FIRST CLEARING CORPORATION	STYLEPLUS LARGE CORE	Institutional	21.75%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	STYLEPLUS LARGE CORE	Institutional	17.84%
RUTA BRAZAITE COSIMO	STYLEPLUS LARGE CORE	Institutional	6.81%
SECURITY DISTRIBUTORS, INC.	STYLEPLUS MID GROWTH	A	19.89%
SECURITY BENEFIT LIFE	STYLEPLUS MID GROWTH	A	5.43%
PERSHING LLC	STYLEPLUS MID GROWTH	B	23.56%
PERSHING LLC	STYLEPLUS MID GROWTH	C	7.48%
FIRST CLEARING CORPORATION	STYLEPLUS MID GROWTH	C	10.40%
LPL FINANCIAL CORPORATION	STYLEPLUS MID GROWTH	C	6.20%
UBS FINANCIAL SERVICES INC	STYLEPLUS MID GROWTH	Institutional	10.62%
MERRILL LYNCH	STYLEPLUS MID GROWTH	Institutional	29.52%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	STYLEPLUS MID GROWTH	Institutional	28.29%
DANIEL WOESTENDICK AND KRISTIN WOESTENDICK JTWROS	STYLEPLUS MID GROWTH	Institutional	21.32%
RUTA BRAZAITE COSIMO	STYLEPLUS MID GROWTH	Institutional	10.25%
PERSHING LLC	WORLD EQUITY INCOME	A	16.68%
SECURITY DISTRIBUTORS, INC.	WORLD EQUITY INCOME	A	44.51%
SECURITY BENEFIT LIFE	WORLD EQUITY INCOME	A	10.02%
PERSHING LLC	WORLD EQUITY INCOME	B	41.45%
PERSHING LLC	WORLD EQUITY INCOME	C	8.34%
MERRILL LYNCH	WORLD EQUITY INCOME	C	19.00%
FIRST CLEARING CORPORATION	WORLD EQUITY INCOME	C	7.46%
MORGAN STANLEY SMITH BARNEY LLC	WORLD EQUITY INCOME	C	7.68%
MERRILL LYNCH	WORLD EQUITY INCOME	Institutional	43.62%

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Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
FIRST CLEARING CORPORATION	WORLD EQUITY INCOME	Institutional	41.22%
SECURITY DISTRIBUTORS, INC.	WORLD EQUITY INCOME	Institutional	10.60%

TRUSTEES’ OWNERSHIP OF SECURITIES
As of December 31, 2014, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Randall C. Barnes	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None
Donald A. Chubb, Jr.	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	$50,001-$100,000
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	$10,001-$50,000
	StylePlus—Large Core Fund	$50,001-$100,000
	StylePlus—Mid Growth Fund	$10,001-$50,000
	World Equity Income Fund	$10,001-$50,000
Jerry B. Farley	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	Over $100,000
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	Over $100,000

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Roman Friedrich III	Enhanced World Equity Fund	None	$50,001-$100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None
Robert B. Karn III	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None
Ronald A. Nyberg	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None
Maynard F. Oliverius	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	Over $100,000
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	Over $100,000
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None
Ronald E. Toupin, Jr.	Enhanced World Equity Fund	None	Over $100,000
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	$10,001-$50,000
	StylePlus—Mid Growth Fund	$10,001-$50,000
	World Equity Income Fund	None

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*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.

As of December 31, 2014, the Interested Trustee beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Interested Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Donald C. Cacciapaglia	Enhanced World Equity Fund	None	None
	Large Cap Value Fund	None
	Mid Cap Value Fund	None
	Mid Cap Value Institutional Fund	None
	Risk Managed Real Estate Fund	None
	Small Cap Value Fund	None
	StylePlus—Large Core Fund	None
	StylePlus—Mid Growth Fund	None
	World Equity Income Fund	None

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.

HOW TO PURCHASE SHARES
Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or with Rydex Fund Services, LLC (“RFS” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Effective January 4, 2010, the Funds no longer accept subscriptions for shares from either existing shareholders or from new shareholders in Class B shares, although such shareholders who have chosen to reinvest their Class B shares’ dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares (“reinvestment shares”) and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.
Each Fund, other than Mid Cap Value Fund, offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Managers or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Managers or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds, at their discretion, may waive the minimum investment amount for other investors.

Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or

51

accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.  Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.
Cancelled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.

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You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options—Certain of the Funds offer six classes of shares, as described below:
Class A Shares—Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).
Class B Shares—Back-End Load Option. Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares although such shareholders who have chosen to reinvest their Class B shares’ dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares (“reinvestment shares”), and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.
Class B shares are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Class C Shares—Level Load Option. If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class R6 Shares. Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class A Shares—Class A shares are offered at NAV plus an initial sales charge as follows:

	Sales Charge
Amount of Purchase at Offering Price	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75	3.90	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 or greater	None	None	(See below)*

*
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 12 months of purchase.

Purchases of Class A shares of a Fund in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”

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SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).

Reduced Sales Charges. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.

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Letters of Intent
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Funds’ Prospectus.

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As discussed in the Prospectus, the Funds offering Class A shares have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.

Amounts paid by a Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of a Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.
Class B Shares—Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.
Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the shareholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

Year Since Purchase Payment Was Made	Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth and Following	0%
Class B shares (including shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares (“reinvestment shares”) will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Funds’ opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of Class B shareholders.
Each Fund that offers Class B shares bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares (“Class B Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average

56

daily NAV of Class B shares. Amounts paid by the Funds are used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase typically equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Funds. Class B shares are closed to new investors and investments. The Distributor may also use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.) No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Institutional Class Shares—Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Guggenheim Trustees, Officers and Employees.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

•	Section 529 college savings plan accounts pursuant to the Code.

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in a Fund.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject

57

to the Class C contingent deferred sales charge, may be able to convert their shares for Institutional class shares in the same Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.

Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.

Eligible investors for Class P shares include the following:

Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.

Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.

As discussed in the Prospectus, each Fund offering Class P shares has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Class R6 Shares—Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.

Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support

58

services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds with Institutional class shares reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plans—Each Fund, except Mid Cap Value Institutional Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Each of these Funds has enacted a Distribution Plan applicable to its Class A, Class B, Class C and Class P shares, with the exception of Small Cap Value Fund and Enhanced World Equity Fund, which have only enacted a Distribution Plan applicable to their Class A, Class C and Class P shares.
Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Plan should be continued.
A Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees of the Fund, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Managers and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon

59

at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
A Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—For the fiscal year ended September 30, 2014, the following 12b-1 payments were made for each Fund to the Distributor under the Rule 12b-1 Distribution Plans:

Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class B	Class C
Enhanced World Equity Fund	$313	$0	$2,553
Large Cap Value Fund	$144,441	$0[1]	$36,198
Mid Cap Value Fund	$2,661,929	$171,523	$2,157,437
Risk Managed Real Estate Fund	$40	$0	$36,198
Small Cap Value Fund	$49,246	$0	$86,459
StylePlus—Large Core Fund	$471,341	$33,542	$26,654
StylePlus—Mid Growth Fund	$191,496	$19,673	$43,504
World Equity Income Fund	$183,930	$0[2]	$39,622

Because Class P shares commenced operations on or about the date of the SAI, Class P shares made no Rule 12b-1 payments to the Distributor for the fiscal year ended September 30, 2014.
The 12b-1 Plans are “compensation plans” which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Funds to pay for these services and activities.

1	Effective August 1, 2007, Class B shares ceased charging 12b-1 fees. This fee may be reinstated at any time.

2	Effective August 25, 2005, Class B shares ceased charging 12b-1 fees. This fee may be reinstated at any time.
Calculation and Waiver of Contingent Deferred Sales Charges—Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year, or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares that are sold with 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan.

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Arrangements With Broker/Dealers and Others—The Investment Managers or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Managers. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Managers, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Managers. In addition, the Investment Managers or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Managers or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge of Class A shares is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Managers, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Managers or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund.
Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Managers have revenue sharing arrangements with, and during the fiscal year ended September 30, 2014 paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:

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Financial Intermediary	Dollar Amount of Compensation
Security Financial Resources, Inc.*	$798,560
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$756,302
Wells Fargo Advisors, LLC (First Clearing Corp.)	$689,157
Merrill Lynch (Financial Data Services)	$292,179
UBS Financial Services, Inc.	$214,358
Security Benefit Life Insurance Company*	$186,187
Raymond James	$113,269
Pershing LLC	$94,410
TD Ameritrade, Inc.	$78,109
LPL Financial	$53,502
Ameriprise Financial Services, Inc.	$30,774
Charles Schwab	$21,622
Security Distributors, Inc.*	$15,844
Fidelity Investments (National Financial Services, LLC )	$12,000
ING Institutional Plan Services, LLC	$11,239
RBC Capital Markets	$7,093
Great West Equities	$5,039
Nationwide Financial (Nationwide Investment Services Corp.)	$2,345
Ceros Financial Services	$482
*    Denotes a financial intermediary that is an affiliate of an Investment Manager and/or the Distributor.
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Managers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

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Purchases At Net Asset Value—Class A shares of the Funds may be purchased at NAV by (1) Trustees and officers of the Funds or other mutual funds managed by the Investment Managers or one or more of its affiliates; directors, officers and employees of the Funds’ Investment Managers or Distributor and their affiliates; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/ dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.
Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at NAV by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Managers where such contract provides for the waiver of the front-end sales charge, including shares offered in self-directed brokerage accounts that may or may not charge a transaction fee to its customers.
The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
A shareholder of StylePlus—Large Core Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of StylePlus—Large Core Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of StylePlus—Large Core Fund at NAV provided that such shareholder maintains his or her StylePlus—Large Core Fund account.
Purchases for Retirement Plans—Prior to February 1, 2012, Class A shares of the Funds could also be purchased at NAV when the purchase was made by a retirement plan that would (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expected to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) be provided administrative services by certain third party administrators that had entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Any retirement plan that had such an arrangement in place effective as of February 1, 2012 may continue such arrangement for the life of the plan or until the Funds’ Board of Trustees elects to terminate such arrangement, whichever is earlier. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.

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The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT
Security Investors, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the investment manager to Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund, and has served as investment adviser to series of Security Large Cap Value Fund, Security Equity Fund and Security Mid Cap Growth Fund, also known as the Predecessor Corporations, since April 1, 1964, January 1, 1964, and April 22, 1965, respectively. Security Investors also acts as investment adviser to other series of Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $28.9 billion in assets as of September 30, 2014. GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to Enhanced World Equity Fund and Risk Managed Real Estate Fund, and has served as the investment adviser to such Funds since June 2013 and March 2014, respectively. GPIM managed approximately $142.5 billion in assets as of September 30, 2014. The Investment Managers are each an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $220 billion in assets under management as of September 30, 2014.
Investment Management Agreements—Pursuant to the Investment Management Agreements (the “Agreements”), the Investment Managers furnish investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the compilation and maintenance of records pertaining to the investment advisory functions. Each Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association ("NFA") in such capacities. GPIM is also registered as a commodity trading advisor ("CTA") and is registered with the NFA in such capacity. Security Investors acts as CPO of StylePlus—Large Core Fund and StylePlus—Mid Growth Fund. GPIM acts as CPO and CTA of Enhanced World Equity Fund.
For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation equal to:

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Enhanced World Equity Fund	0.70%
Large Cap Value Fund	0.65%
Mid Cap Value Fund[1]	0.79%
Mid Cap Value Institutional Fund	0.75%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	1.00%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

[1]
Mid Cap Value Fund’s management fee is paid at an annual rate of 1.00% of the average daily net assets of $200 million or less, plus 0.75% of the average daily net assets of the Fund in excess of $200 million.

Each Agreement is renewable annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days notice and are automatically terminated in the event of assignment.
GPIM’s Agreement with Enhanced World Equity Fund and Risk Managed Real Estate Fund began in June 2013 and March 2014, respectively. After an initial two year term, each Agreement is renewable annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party.

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The Investment Managers have agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B, Class C and Class P distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. The Investment Managers are not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, and as set forth in the applicable Prospectus, the Investment Managers have contractually agreed to reduce their advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

Fund	Class	Expense Cap
Enhanced World Equity Fund	A C Institutional R6	1.25% 2.00% 1.00% 1.00%
Large Cap Value Fund	A B C Institutional P R6	1.15% 1.90% 1.90% 0.90% 1.15% 0.90%
Risk Managed Real Estate Fund	A C Institutional P R6	1.30% 2.05% 1.10% 1.30% 1.10%
Small Cap Value Fund	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
World Equity Income Fund	A B C Institutional P R6	1.46% 2.21% 2.21% 1.21% 1.46% 1.21%
An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
The Investment Managers have also contractually agreed through February 1, 2017, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, RFS also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, RFS receives, on an annual basis, a fee of:

1
0.095% for the Enhanced World Equity Fund; Large Cap Value Fund; Mid Cap Value Fund; Mid Cap Value Institutional Fund; Risk Managed Real Estate Fund; Small Cap Value Fund; StylePlus—Large Core Fund and StylePlus—Mid Growth Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater.

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2	0.15% for World Equity Income Fund, based on average daily net assets, or $60,000 per year, whichever is greater.
Pursuant to a Transfer Agency Agreement with the Trust, as amended, Rydex Fund Services, LLC (also known as the “Transfer Agent”) also acts as the transfer agent for the Funds. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Transfer Agent receives the following fees with respect to each class of shares of the Funds:

1.	Account Set-Up Charge — A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Funds.

2.
Annual Maintenance Charge — An annual per account fee of (1) $8 per open account for regular accounts; (2) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (3) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge — A per transaction charge of (1) $1.10 per transaction for regular accounts and (2) $0.60 per transaction for accounts that are Matrix Level III.
Each Fund is also subject to a minimum fee per year of $25,000.
The Funds have agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the fiscal year ended September 30, 2014, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $2,983,645.
Each Fund pays all of its respective expenses not assumed by a Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.
Prior to June 4, 2013, Security Investors served as administrator with respect to the Funds, other than Risk Managed Real Estate Fund, and the Funds paid Security Investors in its role as administrator. Therefore, the Funds did not pay the Transfer Agent any administrative service fees prior to June 4, 2013. During the fiscal period ended September 30, 2014, the Funds paid the amounts in the table below to the Transfer Agent and during the period from September 30, 2012 through June 3, 2013 and the previous fiscal years, the Funds paid the amounts in the table below to Security Investors for administrative services.
During the fiscal years ended September 30, 2014, 2013 and 2012, the Funds paid the following amounts to the applicable Service Providers for its services:

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Fund	Year/ Period	Investment Advisory Fees Paid to Investment Managers	Investment Advisory Fees Waived by and Reimbursements from Investment Managers	Administrative Service Fees Paid to the Transfer Agent (or Security Investors if prior to 6/4/13)	Transfer Agency Service Fees Paid to the Transfer Agent
Enhanced World Equity Fund	2014	$41,814	$154,250	$24,999	$8,056
	6/4/13 - 9/30/13	$10,294	$61,313	$6,163	$179
	10/1/12 - 6/3/13	N/A	N/A	N/A	N/A
	2012	N/A	N/A	N/A	N/A
Large Cap Value Fund	2014	$430,420	$213,340	$62,907	$104,329
	6/4/13 - 9/30/13	$336,662	$189,178	$17,509	$121,695
	10/1/12 - 6/3/13			$31,695
	2012	$318,827	$243,289	$46,597	$154,938
Mid Cap Value Fund	2014	$10,232,505	$0	$1,232,767	$2,133,917
	6/4/13 - 9/30/13	$9,349,329	$0	$388,794	$2,181,030
	10/1/12 - 6/3/13			$732,151
	2012	$9,712,906	$0	$1,166,911	$2,833,362
Mid Cap Value Institutional Fund	2014	$4,596,679	$0	$582,239	$659,284
	6/4/13 - 9/30/13	$3,938,050	$0	$173,265	$541,854
	10/1/12 - 6/3/13			$325,548
	2012	$3,864,785	$194,357	$489,534	$454,877
Risk Managed Real Estate	3/20/14 - 9/30/14	$162,599	$25,147	$12,633	$2,166

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Fund	Year/ Period	Investment Advisory Fees Paid to Investment Managers	Investment Advisory Fees Waived by and Reimbursements from Investment Managers	Administrative Service Fees Paid to the Transfer Agent (or Security Investors if prior to 6/4/13)	Transfer Agency Service Fees Paid to the Transfer Agent
Small Cap Value Fund	2014	$504,875	$199,545	$47,962	$64,228
	6/4/13 - 9/30/13	$398,041	$175,376	$14,373	$62,006
	10/1/12 - 6/3/13			$23,440
	2012	$296,317	$175,113	$29,876	$73,349
StylePlus—Large Core Fund	2014	$1,459,478	$38,920	$184,865	$274,797
	6/4/13 - 9/30/13	$1,330,661	$0	$56,350	$303,770
	10/1/12 - 6/3/13			$112,198
	2012	$1,372,286	$0	$173,821	$348,406
StylePlus—Mid Growth Fund	2014	$622,055	$16,469	$78,793	$162,678
	6/4/13 - 9/30/13	$553,733	$0	$23,398	$193,664
	10/1/12 - 6/3/13			$46,741
	2012	$588,098	$0	$74,491	$228,470
World Equity Income Fund[1]	2014	$561,034	$167,150	$120,222	$134,703
	6/4/13 - 9/30/13	$504,600	$269,453	$36,280	$144,992
	10/1/12 - 6/3/13			$71,849
	2012	$487,029	$314,425	$104,364	$188,902

CODE OF ETHICS
The Funds, the Investment Managers and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Funds and Investment Managers and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations

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with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Managers, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Funds; (2) is being purchased or sold by the Funds; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. Including the Funds, as of September 30, 2014, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
B. Scott Minerd	31	$7,481.1	74	$18,421.9	135	$113,493.1
Mark Mitchell	4	$620.7	2	$9.2	12	$652.1
James Schier	6	$2,376.1	2	$9.2	14	$943.2
Jayson Flowers	19	$1,515.3	5	$62.1	1	$3.4
Farhan Sharaff	15	$2,065.6	5	$122.0	3	$398.1
Ole Jakob Wold	2	$272.6	2	$55.1	6	$532.1
Scott Hammond	18	$3,351.3	1	$9.6	6	$104.5
Daniel Cheeseman	8	$1,213.0	1	$50.3	1	$3.4
Thomas Youn	1	$104.2	4	$61.5	0	$0
Gary McDaniel	1	$104.2	0	$0	0	$0
As of September 30, 2014 James Schier owned between $10,001-$50,000 of the Small Cap Value Fund; and Mark Mitchell owned between $10,001-$50,000 of the Large Cap Value Fund, between $1-$10,000 of the Mid Cap Value Fund and between $1-$10,000 of the Small Cap Value Fund.
The following table identifies, as of September 30, 2014, the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager[1]	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
B. Scott Minerd	0	$0	27	$10,961.1	12	$1,106.0
Jayson Flowers	0	$0	1	$11.5	0	$0
Farhan Sharaff	0	$0	1	$12.6	0	$0
Ole Jakob Wold	0	$0	0	$0	1	$109.7
Thomas Youn	0	$0	1	$2.3	0	$0

[1]	Portfolio Managers not listed in this table do not manage any registered investment companies, other pooled investment vehicles, or other accounts with a performance based advisory fee.

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Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—
General Investment Limitations and Conflicts of Interest. The Funds are subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which a Fund may directly or indirectly invest or may cause the Funds to be subject to regulatory limits. As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit Guggenheim Investments and its affiliates.
The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Funds.
Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, a Fund may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Investment Manager or its affiliates or other accounts managed by the Investment Manager or its affiliates, or companies in which the Investment Manager or its affiliates has interests or with whom the Investment Manager or its affiliates does business.
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple Funds and other accounts may devote unequal time and attention to the management of those Funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those Funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and other accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for a Fund. In addition, the Investment Manager may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all Funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such Funds or other accounts.
The Investment Managers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research

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services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.
Compensation Information. The Investment Managers compensate portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Managers’ staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Managers’ deferred compensation programs include equity that vests over a period of years. All employees of the Investment Managers are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

PROXY VOTING
The Board of Trustees of each Fund has delegated to the applicable Investment Manager the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.
Security Investors—The Investment Manager’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.
The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Funds. In addition, the manner in which specific proposals are to be voted may differ based on the type of fund that it manages. For example, a specific proposal may be considered on a case-by-case basis for one fund, while all other funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Managers anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The Investment Manager has delegated to an independent third party (the “Service Provider”) the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis), and the Investment Managers then directs the Service Provider how to vote on that particular proposal.
The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.
Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Managers cannot resolve a conflict of interest, it will seek guidance from the Board of Trustees of the relevant Fund.
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund’s custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on

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behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the Fund.
GPIM—The Investment Manager has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how the Investment Manager votes proxies held in the accounts of its clients.
Generally, the Investment Manager will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of the Investment Manager.
The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of the Investment Manager’s employees’ material business and personal relationships (and those of the Investment Manager’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how the Investment Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the Investment Manager voting decision is consistent with the Investment Manager’s clients’ best interests.
Investment Manager may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) the Investment Manager concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.
The Funds will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR
Guggenheim Funds Distributors, LLC (the "Distributor"), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for other series of the Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.
The Distributor receives a maximum commission on sales of Class A shares of 4.75% and allows a maximum discount of 4.00% from the offering price to authorized dealers on Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods.
The Distributor does not receive any compensation from the Funds for the distribution of Class R6 shares and Institutional class shares.
For the fiscal years ended September 30, 2012, 2013 and 2014, the Distributor (1) received gross underwriting commissions on Class A shares, (2) retained net underwriting commissions on Class A shares, and (3) received

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contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.

	Guggenheim Funds Distributors, LLC—Gross Underwriting Commissions
	2014	2013	2012
Enhanced World Equity Fund	$1,050	$0	N/A
Large Cap Value Fund	$37,113	$35,710	$28,282
Mid Cap Value Fund	$448,444	$538,584	$356,970
Mid Cap Value Institutional Fund	N/A	N/A	N/A
Risk Managed Real Estate Fund	$285	N/A	N/A
Small Cap Value Fund	$49,189	$20,146	$14,590
StylePlus—Large Core Fund	$25,348	$32,747	$40,858
StylePlus—Mid Growth Fund	$15,641	$17,701	$22,199
World Equity Income Fund	$100,070	$30,333	$26,400
	Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2014	2013	2012
Enhanced World Equity Fund	$190	$0	N/A
Large Cap Value Fund	$14,585	$12,868	$15,673
Mid Cap Value Fund	$121,109	$140,620	$106,689
Mid Cap Value Institutional Fund	N/A	N/A	N/A
Risk Managed Real Estate Fund	$45	N/A	N/A
Small Cap Value Fund	$11,947	$4,344	$3,452
StylePlus—Large Core Fund	$19,677	$26,900	$28,394
StylePlus—Mid Growth Fund	$10,625	$12,094	$14,325
World Equity Income Fund	$29,339	$17,599	$20,019
	Guggenheim Funds Distributors, LLC—Compensation on Redemptions
	2014	2013	2012
Enhanced World Equity Fund	$228	$0	N/A
Large Cap Value Fund	$1,326	$2,492	$3,933
Mid Cap Value Fund	$7,857	$17,242	$23,877
Mid Cap Value Institutional Fund	N/A	N/A	N/A
Risk Managed Real Estate Fund	$23	N/A	N/A
Small Cap Value Fund	$317	$12	$295
StylePlus—Large Core Fund	$631	$2,086	$4,154
StylePlus—Mid Growth Fund	$524	$1,806	$2,570
World Equity Income Fund	$589	$1,773	$1,724
The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
Each Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days written notice.

ALLOCATION OF PORTFOLIO BROKERAGE
Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of each Fund. In reaching a judgment relative to the qualifications of a broker/dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the applicable

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Investment Manager including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable an Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.
In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Managers must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocated to research can be paid from Fund brokerage commissions rather than being paid by the Investment Managers, the Investment Managers will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Managers may be provided by parties other than the broker effecting the portfolio transaction.
If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that the Investment Managers shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Managers with respect to all accounts as to which it exercises investment discretion. The Investment Managers may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.
In addition, brokerage transactions may be placed with broker/dealers who sell shares of the funds managed by the Investment Managers who may or may not also provide investment information and research services.
The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Managers generally will not purchase investment information or research services in connection with such principal transactions. The Investment Managers, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Managers may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.
The Investment Managers may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which an Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of an Investment Manager and its clients.
Securities held by the Funds may also be held by other investment advisory clients of an Investment Manager, including other investment companies. When selecting securities for purchase or sale for a Fund, the Investment Managers may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Managers’ obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Managers not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to

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be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances the procedure could adversely affect the price or number of shares involved in the Fund’s transaction, it is believed that this procedure generally contributes to better overall execution of the Fund’s portfolio transactions. The Board of Trustees of the Trust has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that this procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPO”), the Investment Managers may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Managers in an IPO.
The table below sets forth the brokerage fees paid by the Funds during the fiscal years ended September 30, 2014, 2013 and 2012 and certain other information:

Fund	Year	Fund Total Brokerage Commissions Paid	Fund Brokerage Commissions Paid to Guggenheim Securities, LLC, an affiliate of the Investment Managers	Fund Transactions Directed to and Commissions Paid to Broker/Dealers who also Performed Services
				Transactions	Brokerage Commissions
Enhanced World Equity Fund	2014 2013	$17,254 $5,292	$0 $0	$0 $0	$0 $0
Large Cap Value Fund	2014 2013 2012	$37,901 $42,020 $28,999	$227 $919 $0	$1,674,686 $5,576,844 $4,096,605	$1,427 $5,268 $6,412
Mid Cap Value Fund	2014 2013 2012	$1,411,592 $1,293,196 $1,634,935	$21,969 $15,942 $0	$355,025,532 $198,778,925 $148,609,324	$495,396 $340,569 $236,239
Mid Cap Value Institutional Fund	2014 2013 2012	$671,629 $551,822 $677,913	$9,526 $8,626 $0	$158,254,594 $80,892,951 $54,550,442	$229,071 $139,469 $86,223
Risk Managed Real Estate Fund	2014	$93,241	$0	$0	$0
Small Cap Value Fund	2014 2013 2012	$104,594 $73,107 $88,870	$2,069 $1,518 $0	$16,410,139 $11,010.811 $9,578,254	$38,842 $29,077 $27,544
StylePlus—Large Core Fund	2014 2013 2012	$28,966 $180,784 $316,480	$0 $343 $0	$0 $32,562,304 $83,741,243	$0 $29,686 $66,145
StylePlus—Mid Growth Fund	2014 2013 2012	$16,864 $111,186 $217,418	$0 $0 $0	$0 $17,534,051 $37,654,726	$0 $14,239 $29,243
World Equity Income Fund	2014 2013 2012	$72,497 $107,433 $95,608	$0 $0 $0	$0 $0 $36,564,811	$0 $0 $26,495
During such fiscal years, the funds paid no brokerage commissions to Security Distributors, Inc. and Guggenheim Funds Distributors, LLC, the former and current principal underwriters.
The Funds contemplate that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Managers and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
Guggenheim Securities, LLC (“Guggenheim Securities”), is an affiliate of the Investment Managers. For the fiscal year ending September 30, 2014: Large Cap Value Fund paid 0.59% of its aggregate brokerage commissions to, and transacted 0.66% of the aggregate dollar amount of its transactions through, Guggenheim Securities; Small Cap Value Fund paid 1.94% of its aggregate brokerage commissions to, and transacted 1.28% of the aggregate dollar

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amount of its transactions through, Guggenheim Securities; Mid Cap Value Institutional Fund paid 1.40% of its aggregate brokerage commissions to, and transacted 1.27% of the aggregate dollar amount of its transactions through, Guggenheim Securities; and Mid Cap Value Fund paid 1.53% of its aggregate brokerage commissions to, and transacted 1.53% of the aggregate dollar amount of its transactions through, Guggenheim Securities.

Neither Risk Managed Real Estate Fund nor StylePlus—Large Core Fund paid any of its aggregate brokerage commissions to, or transacted any of its transactions through, Guggenheim Securities.

HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the Funds’ valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees.
Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of broker quotes. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Funds' valuation procedures. Certain securities may also be valued based on broker quotations.
A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less at the time of purchase for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using market quotations provided by a pricing service.
For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, a Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by a Fund generally are valued at their last closing price or sales price on the primary exchange or market for that option; if the last sale price is unavailable, the Fund will seek a quote from broker-dealers. A U.S. exchange-traded futures contract will be valued generally based upon the last tick after the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current

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index price and may be adjusted based on current day swap curves. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads.
The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or may be fair valued. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Funds’ valuation procedures.
A Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Funds also may value their foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Managers and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

HOW TO REDEEM SHARES

Shareholders may turn in their shares , other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Managers or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

•	Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
The Trust’s Declaration of Trust provides that the Board of Trustees, without the vote or consent of the shareholders, may require any shareholder to redeem shares for any reason, as determined by the Trustees, including

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requiring redemption of all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares. Any plan of involuntary redemption adopted by the Board of Trustees shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Declaration of Trust, or such fewer shares as are specified in the plan.
Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds’ account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”)
The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in kind”). The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.
Telephone Redemptions—A shareholder may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The

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Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
Redemptions In-Kind—The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Funds) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

HOW TO EXCHANGE SHARES
Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class B, Class C, Institutional class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class B, Class C, Institutional class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A, Class B or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.
Exchange By Telephone—A shareholder of each class of shares, other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its

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procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES
It is each Fund’s policy to pay dividends from net investment income as from time to time declared by the Board and, with respect to Risk Managed Real Estate Fund, quarterly, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A and Institutional class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at

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least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, and its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income.
For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital

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gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount designated as qualified dividend income by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original stock was disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

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Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis rules apply to their particular circumstances.
Back-up Withholding—Each Fund generally will be required to withhold federal income tax at a rate of 28% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies—Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations

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implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.
The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount—If a Fund acquires a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Constructive Sales—These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

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REITs—Risk Managed Real Estate Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.
Investment in Taxable Mortgage Pools (Excess Inclusion Income)—Under a notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of Risk Managed Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.
Foreign Taxation—Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

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Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If Risk Managed Real Estate Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2014, the same rule applies to dispositions of Risk Managed Real Estate Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. Risk Managed Real Estate Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of Risk Managed Real Estate Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain

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may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
These rules apply to dividends paid by Risk Managed Real Estate Fund before January 1, 2015 (unless such sunset date is extended or made permanent). After such sunset date, Risk Managed Real Estate Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity”.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust has authorized the issuance of an unlimited number of shares and currently issues its shares in 18 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
Large Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund currently have outstanding five classes of shares. Mid Cap Value Fund, Enhanced World Equity Fund, Risk Managed Real Estate Fund and Small Cap Value Fund currently have outstanding four classes of shares. Mid Cap Value Institutional Fund currently has outstanding one class of shares. As of the date of this SAI, no Fund has outstanding Class R6 shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the Trust vote together. On other matters affecting a particular Fund or class, such as the investment advisory contract or the fundamental policies, only shares of that Fund or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

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The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Managers, acts as the transfer and dividend-paying agent for each of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected by the Board to serve as the Funds’ independent registered public accounting firm and, as such, will audit the Funds’ financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS
The financial statements of the Funds, which are contained in the Funds’ September 30, 2014 Annual Report, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, and Guggenheim World Equity Income Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

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APPENDIX A
DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. —
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation —
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

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BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

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805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 • www.guggenheiminvestments.com
470037302-P-0515x0116

Statement of Additional Information

January 28, 2015, as supplemented May 1, 2015

RELATING TO THE PROSPECTUSES DATED January 28 AND May 1, 2015, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Guggenheim Funds Trust (Registrant)

Guggenheim Floating Rate Strategies Fund
Class A (GIFAX)		Class C (GIFCX)	Institutional (GIFIX)	Class P (GIFPX)	Class R6 (GIFSX)
Guggenheim High Yield Fund
Class A (SIHAX)	Class B (SIHBX)	Class C (SIHSX)	Institutional (SHYIX)	Class P (SIHPX)	Class R6 (SHYSX)
Guggenheim Investment Grade Bond Fund
Class A (SIUSX)	Class B (SUGBX)	Class C (SDICX)	Institutional (GIUSX)	Class P (SIUPX)	Class R6 (GICRX)
Guggenheim Limited Duration Fund
Class A (GILDX)		Class C (GILFX)	Institutional (GILHX)	Class P (GILPX)	Class R6 (GIKRX)
Guggenheim Macro Opportunities Fund
Class A (GIOAX)		Class C (GIOCX)	Institutional (GIOIX)	Class P (GIOPX)	Class R6 (GIOSX)
Guggenheim Municipal Income Fund
Class A (GIJAX)		Class C (GIJCX)	Institutional (GIJIX)	Class P (GIJPX)	Class R6 (GIJRX)
Guggenheim Total Return Bond Fund
Class A (GIBAX)		Class C (GIBCX)	Institutional (GIBIX)	Class P (GIBLX)	Class R6 (GIBRX)

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 301.296.5100 800.820.0888

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated January 28, 2015 and May 1, 2015, as may be supplemented from time to time. The Prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. Effective January 28, 2014, the Funds, which were series of Security Income Fund, a Kansas corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund. The Funds’ financial statements included in the Funds’ September 30, 2014 Annual Report are incorporated herein by reference. A copy of the Funds’ Annual Report is available, without charge, by calling the phone numbers listed above.

Effective, September 30, 2012, the Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund changed their fiscal year ends from December 31 to September 30. As a result, certain data and other information regarding the Funds throughout the Statement of Additional Information have been included for each of these fiscal periods.

Investment Managers Security Investors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Distributor Guggenheim Funds Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian The Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 8484 Westpark Dr. McLean, VA 22102

Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor Santa Monica, California 90401

i

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GENERAL INFORMATION

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof (See “How to Redeem Shares”). This Statement of Additional Information ("SAI") relates to the Guggenheim Floating Rate Strategies Fund (the “Floating Rate Strategies Fund”), Guggenheim High Yield Fund (the “High Yield Fund”), Guggenheim Investment Grade Bond Fund (the “Investment Grade Bond Fund”), Guggenheim Limited Duration Fund (the "Limited Duration Fund"), Guggenheim Macro Opportunities Fund (the “Macro Opportunities Fund”), Guggenheim Municipal Income Fund (the “Municipal Income Fund”) and Guggenheim Total Return Bond Fund (the “Total Return Bond Fund”) (collectively, the “Funds”). Each Fund, other than the Limited Duration Fund, was previously a series (the “Predecessor Funds”) of Security Income Fund (the “Predecessor Corporation”), a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014, therefore, is that of the corresponding Predecessor Fund.
Each of the Funds has its own investment objective and policies. Security Investors, LLC (“Security Investors”) is the investment manager to High Yield Fund, Investment Grade Bond Fund and Municipal Income Fund, and Guggenheim Partners Investment Management, LLC (“GPIM”) is the investment manager to Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund.  Security Investors and GPIM are also each referred to as the “Investment Manager” and, together, as the “Investment Managers.” While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” Each of the Funds (other than the Macro Opportunities Fund) is “diversified” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
Guggenheim Funds Trust—The Trust makes no representation that the stated investment objectives of the Funds will be achieved. There are risks inherent in the ownership of any security, and there can be no assurance that the investment objectives will be achieved.
Floating Rate Strategies Fund. The Fund seeks to provide a high level of current income while maximizing total return. The Fund will normally invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed-income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. Should the Floating Rate Strategies Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.
High Yield Fund. The Fund seeks high current income. Capital appreciation is a secondary objective. The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes), under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by its Investment Manager, to be of comparable quality (also known as “junk bonds”). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, participations in and assignments of loans (such as syndicated banks loans, secured or unsecured loans, bridge loans and other loans), floating rate revolving credit facilities (“revolvers”), debtor-in-possession loans

(“DIPs”) and other loans. These securities may pay fixed or variable rates of interest. The Fund also may invest in a variety of investment vehicles, principally, including closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. Should High Yield Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.
Investment Grade Bond Fund. The Fund seeks to provide current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by its Investment Manager to be of comparable quality). Such fixed-income securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, mortgage-backed and asset-backed securities, participations in and assignments of loans (such as syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its net assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, but not restricted to, closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. Should Investment Grade Bond Fund change its policy of investing at least 80% of its assets (net assets, plus borrowing for investment purposes) in the type of investment suggested by its name, Investment Grade Bond Fund will provide shareholders at least 60 days notice prior to making the change.

Limited Duration Fund. The Fund seeks to provide a high level of income consistent with preservation of capital. The Fund intends to pursue its investment objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e. similar economic characteristics) to fixed-income markets.
Macro Opportunities Fund. The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, nonregistered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Investments, the Fund’s Investment Manager, believes offer attractive yield and/or capital appreciation potential.
The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Unlike the Fund, the Subsidiary is able to invest without limitation, unless otherwise stated in the Prospectus and this SAI, in commodity-linked securities and derivative instruments. As a result, the Fund is indirectly exposed to the risks of the investments of the Subsidiary. See below for a more detailed discussion of the Fund’s Subsidiary. The compliance policies and procedures of the Subsidiary are substantially similar to the policies and procedures adopted by the Fund.
Municipal Income Fund. The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in a diversified portfolio of municipal securities whose interest is free from federal income tax. The Fund’s policy of investing at least 80% of its assets in the type of investment suggested by its name is a “fundamental” policy that can only be changed if approved by shareholders. The Municipal Income Fund may make loans to a municipality, to the extent permitted by the securities laws, in circumstances, including but not limited to, where a municipal issuer is in distress, if Guggenheim Partners Investment Management, LLC (or the “Sub-Adviser”), the Fund’s sub-adviser, believes that doing so would both facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund and is the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Total Return Bond Fund. The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund intends to pursue its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in debt securities. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, mortgage-backed and asset-backed securities, participations in and assignments of syndicated bank loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Should the Total Return Bond Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.

INVESTMENT METHODS AND RISK FACTORS
Each Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Funds' Prospectus (the "Prospectus"). The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.
General Risk Factors—The NAV of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by a Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Fund, if applicable, are subject to greater interest rate risk. There is no assurance that a Fund will achieve its investment objective.
American Depositary Receipts (ADRs)—Each of the Funds may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Asset-Backed Securities—A Fund may also invest in “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities ("ABS") are subject to risks similar to those discussed above with respect to mortgage-backed securities ("MBS").
Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.
Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.
Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Funds may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
The Funds may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Funds.
The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Collectibles—The Limited Duration Fund and Macro Opportunities Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Limited Duration Fund Macro Opportunities Fund do not currently intend to invest more than 5% of their total assets in collectibles and would only do so in conformity with applicable laws and after consideration of tax consequences.
Commercial Paper—The Funds may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.
Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.
The Funds may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
The Funds may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Commodities—The Macro Opportunities Fund may invest in commodities. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Commodities-Linked Investments Risk—In order to gain exposure to the commodities markets, the Macro Opportunities Fund may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities noted above. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Legal and regulatory changes also can affect the value of these investments. They can also generate tax risks.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Cyber Security and Operational Risk—With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Fund and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties.  Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.  A Fund and its shareholders could be negatively impacted as a result.
Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.
Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter ("OTC") derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.
Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5, with respect to each Fund’s operation. Accordingly, each Fund and the Investment Managers are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Managers or Sub-Adviser, as applicable, will consider such difficulties when determining the allocation of the Fund’s assets.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, a Fund’s investments-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of a Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Brady Bonds. The Funds may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Costs. Investors should understand that the expense ratio of Funds investing in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by these Funds are higher.
Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit a Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that a Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.
Emerging Countries. Certain Funds may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.
Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of a Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which a Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which a Fund may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of a Fund’s investments.

For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.
Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.
Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.
Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Funds will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.
Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.
Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.
Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.
Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of a Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.
Futures, Options and Other Derivative Transactions—
Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), unless otherwise disclosed.
Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager or Sub-Adviser, as applicable, to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will earmark or segregate an equal amount of the underlying foreign currency.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Guaranteed Investment Contracts (“GICs”)—The Funds may invest in GICs. When investing in GICs, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.
Hybrid Instruments—Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Funds.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes. Each Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Structured Notes. Certain Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Inflation-Linked Securities—The Limited Duration Fund may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.
Investment in the Subsidiary—The Macro Opportunities Fund may invest a portion of its total assets in the Subsidiary. The Subsidiary may invest in commodity and financial futures, option, and swap contracts, fixed-income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions or investments that create tax concerns if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of the 1940 Act, as noted in this SAI. As a result, the Macro Opportunities Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. Unless otherwise stated in the Prospectus or SAI, the Investment Manager will be subject to the same fundamental policies, investment restrictions, compliance policies and procedures when investing through the Subsidiary, as investing through the Fund. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
Investments by Investing Funds and Other Large Shareholders—Shares of a Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. A Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund's performance may also be adversely affected by large redemptions of

Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Lending of Portfolio Securities—For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Investment Manager or Sub-Adviser, as applicable, to be of good standing and will not be made unless, in the judgment of an Investment Manager or Sub-Adviser, as applicable, the consideration to be earned from such loans would justify the risk.

Leverage—Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.
Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.
Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
Loans—A Fund may make, acquire or invest in fixed and floating rate loans. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. A Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”).

Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan.

The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, a Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.

A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. A Fund may receive or pay a facility fee when it buys or sells a loan. A Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit.  Other fees received by the Fund may include prepayment fees, covenant waiver and/or modification fees.

Direct lending may involve additional risks to a Fund. Should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, a Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
When a Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.
Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
Management—The Funds are subject to management risk because they are actively managed investment portfolios. The Investment Managers or Sub-Adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Managers and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives.
Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Funds may invest in MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, or FHLMC; securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.
MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers.
A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.
A Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” ("IO") and “principal-only” ("PO") bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that a Fund’s investment in CMOs, IOs, or POs will be successful, and a Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.
CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.
Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and a Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if a Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.
Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Fund’s investment in MBS will be successful, and the Fund’s total return could be adversely affected as a result.
Municipal Bond Insurance—A Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
A Fund’s Investment Manager or Sub-Adviser, as applicable, may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager or Sub-Adviser’s view, in significant risk of default. While a Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
General Risks. A Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager or Sub-Adviser, as applicable, believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.

Neither a Fund nor an Investment Manager or Sub-Adviser can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Fund’s holdings would be affected, and the investment objectives and policies of a Fund would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.
Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk. Because a Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments.
Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.
In selecting put bonds, an Investment Manager or Sub-Adviser, as applicable, takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Real Estate Securities—Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced since 2007 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.

Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. If a Fund accepts collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund’s ability to dispose of Alternative Collateral received from the counterparty.
Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells ("MBS") or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Restricted Securities—A Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Fund’s limitation on illiquid securities.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
The Funds’ Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Managers. In making the determination regarding the liquidity of restricted securities, an Investment Manager or Sub-Adviser, as applicable, will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager or Sub-Adviser, as applicable, may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.
Risk Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. A Fund may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Fund’s NAV.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will a Fund’s NAV. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on an Investment Manager's or Sub-Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. An Investment Manager or Sub-Adviser, as applicable, employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Managers continually monitor the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.

The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market. High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Funds’ limitation on illiquid securities.

A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
A Fund may make short sales that are not "against the box." Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Funds' custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.
A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Managers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.
Spread Transactions—A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless an Investment Manager or Sub-Adviser, as applicable, believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Managers or Sub-Adviser, as applicable, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Managers or Sub-Adviser, as applicable, will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing. The impact of these changes on the Municipal Income Fund and its investment strategy is not yet fully ascertainable.
U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—The Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.
Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager or Sub-Adviser, as applicable, will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund’s investment quality standards relating to investments in bank obligations. An Investment Manager or Sub-Adviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.
When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if an Investment Manager or Sub-Adviser, as applicable, deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.

TBA Purchase Commitments. A Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically.  In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

INVESTMENT RESTRICTIONS
Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d-1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Fundamental Policies—The fundamental policies of the Funds other than Limited Duration Fund are:

1.
Each Fund, other than Macro Opportunities Fund, shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
Each Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.
Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

9.	The Municipal Income Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.
Fundamental Policies—The fundamental policies of the Limited Duration Fund are:

1.	The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.
The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, a Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of Fundamental Policy Three, a Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Five, investors should note that as of the date of the Funds’ SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, a Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Funds is:

1.
Liquidity The Funds may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of the Operating Policy directly above, under normal circumstances, a Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds’ service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.
Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund’s completed purchases and sales may only be made available only after the public disclosure of its portfolio holdings.
Each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Funds’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Funds’ custodian, Investment Managers, Sub-Adviser and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); and InvestOne (Sungard) (the Funds’ accounting system).
Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the Funds’ portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
Only the Funds’ President or CCO may authorize disclosure of the Funds’ securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Funds’ policies and procedures on disclosure of portfolio holdings.
Any disclosure of the Funds’ securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Managers receive any compensation or other consideration in connection with these arrangements.
As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds’ Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUNDS
Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Managers for the Funds under the Investment Management Agreements and the Sub-Advisory Agreement with respect to Guggenheim Municipal Income Fund, is the responsibility of the Board of Trustees (the “Board”). Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Managers' profitability in order to determine whether to continue existing contracts or negotiate new contracts.

On November 11, 2013, the Board of Trustees, and at special meetings of shareholders held in January 2014, shareholders of different registered investment companies, including the Predecessor Corporations, elected the following individuals, each of whom serves as a Trustee on the Board of Trustees of certain closed-end funds and exchange-traded funds advised by Guggenheim Funds Investment Advisors, LLC, an affiliate of the Investment Managers, to serve as Trustees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. The term of the aforementioned Trustees began on April 3, 2014.
The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with an Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by an Investment Manager or the Distributor. Each of these Trustees is not an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an "Independent Trustee" and, collectively, the “Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Distributor and/or the parent of the Investment Managers.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers. The Fund Complex is comprised of 13 closed-end funds, 63 exchange-traded funds and 150 open-end funds advised or serviced by the Investment Managers or their affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	91	Current: Purpose-Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	87	Current: Midland Care, Inc. (2011-present)
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	87
Current: Zincore Metals, Inc. (2009-present).
Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	87	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	87
Current: Fort Hayes State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); Topeka Community Foundation (2009-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	90	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners, Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years

Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).
Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013
Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).
Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Board of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters.

Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, as well as Vice Chairman of the Contracts Review Committee of the Trust, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Managers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Managers. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.

BOARD'S ROLE IN RISK OVERSIGHT
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds' investments and operations, is performed by third-party service providers, primarily the Investment Managers and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds' business and consequently, for managing risks associated with that activity. Each of the Investment Managers, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of each Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds' operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Managers or their affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Managers on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and personnel of the Investment Managers and has approved Fair Valuation procedures applicable to valuing the Funds' securities, which the Board and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds' investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds' investment management and business affairs are carried out by or through the Investment Managers, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Managers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The audit committee of the Predecessor Corporation held three meetings during the fiscal year ended September 30, 2014. The Trust's Audit Committee held two meetings during the fiscal year ended September 30, 2014.
Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The contract renewal committee (the predecessor to the Contracts Review Committee) of the Predecessor Corporation held one meeting during the fiscal year ended September 30, 2014. The Trust's Contracts Review Committee held one meeting during the fiscal year ended September 30, 2014.
Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee held no meetings during the fiscal year ended September 30, 2014.
Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The nominating committee (the predecessor to the Nominating and Governance Committee) of the Predecessor Corporation held two meetings during the fiscal year ended September 30, 2014. The Trust's Nominating and Governance Committee held one meeting during the fiscal year ended September 30, 2014.

REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $232,000 for service on covered boards. Additional annual retainer fees are paid as follows: $40,000 to the Independent Chair of the Board; $6,000 to the Independent Vice Chair of the Board; $6,000 to the Audit Committee Chair; $6,000 to the Audit Committee Vice Chair; $6,000 to the Contracts Review Committee Chair; $6,000 to the Contracts Review Committee Vice Chair; and $6,000 to the Nominating and Governance Committee Chair. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets. The Independent Trustees had a different compensation structure prior to April 3, 2014.
Each Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, Interested Trustees. The aggregate compensation paid by each Predecessor Corporation and the Trust to each of the Trustees during the fiscal year ended September 30, 2014, and the aggregate compensation paid by the Fund Complex, including the Family of Funds to each of the Trustees during the fiscal year ended September 30, 2014 are set forth below. Each of the Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 91 of this SAI.
Information for the Independent Trustees appears below.

Names of Independent Trustees	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Randall C. Barnes	$0	$34,324	$0	$0	$306,125
Donald A. Chubb, Jr.	$23,701	$35,204	$0	$0	$119,000
Harry W. Craig, Jr.*	$20,761	$0	$0	$0	$56,500
Jerry B. Farley	$20,761	$35,204	$0	$0	$119,000
Roman Friedrich III	$0	$35,204	$0	$0	$198,000
Robert B. Karn III	$0	$35,204	$0	$0	$196,500
Penny A. Lumpkin*	$20,761	$0	$0	$0	$56,500
Ronald A. Nyberg	$0	$35,204	$0	$0	$396,750
Maynard F. Oliverius	$20,761	$35,204	$0	$0	$119,000
Ronald E. Toupin, Jr.	$0	$40,191	$0	$0	$322,875

*	Mr. Craig and Ms. Lumpkin retired from the Board effective February 12, 2014.
Information for the Interested Trustee appears below.

Name of Interested Trustee	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Donald C. Cacciapaglia	$0	$0	$0	$0	$0

PRINCIPAL HOLDERS OF SECURITIES
On December 31, 2014, the Fund’s officers and Trustees (as a group) beneficially owned less than 1% of the total outstanding shares of any class of the Funds.

As of April 1, 2015, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund’s outstanding securities:

Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
NATIONAL FINANCIAL SERVICES LLC	FLOATING RATE STRATEGIES	A	11.67%
PERSHING LLC	FLOATING RATE STRATEGIES	A	10.38%
MERRILL LYNCH	FLOATING RATE STRATEGIES	A	8.71%
MORGAN STANLEY SMITH BARNEY LLC	FLOATING RATE STRATEGIES	A	12.62%
SECURITY DISTRIBUTORS, INC.	FLOATING RATE STRATEGIES	A	5.78%
CHARLES SCHWAB & CO INC	FLOATING RATE STRATEGIES	A	23.98%
NATIONAL FINANCIAL SERVICES LLC	FLOATING RATE STRATEGIES	C	7.85%
UBS FINANCIAL SERVICES INC	FLOATING RATE STRATEGIES	C	13.43%
PERSHING LLC	FLOATING RATE STRATEGIES	C	9.95%
MERRILL LYNCH	FLOATING RATE STRATEGIES	C	9.99%
MORGAN STANLEY SMITH BARNEY LLC	FLOATING RATE STRATEGIES	C	36.88%
RBC CAPITAL MARKETS CORP	FLOATING RATE STRATEGIES	C	5.3%
NATIONAL FINANCIAL SERVICES LLC	FLOATING RATE STRATEGIES	Institutional	22.93%
UBS FINANCIAL SERVICES INC	FLOATING RATE STRATEGIES	Institutional	7.69%
PERSHING LLC	FLOATING RATE STRATEGIES	Institutional	5.05%
MERRILL LYNCH	FLOATING RATE STRATEGIES	Institutional	16.07%
MORGAN STANLEY SMITH BARNEY LLC	FLOATING RATE STRATEGIES	Institutional	12.07%

Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
CHARLES SCHWAB & CO INC	FLOATING RATE STRATEGIES	Institutional	13.79%
NATIONAL FINANCIAL SERVICES LLC	HIGH YIELD	A	10.07%
PERSHING LLC	HIGH YIELD	A	12.43%
SECURITY DISTRIBUTORS, INC.	HIGH YIELD	A	38.21%
SECURITY BENEFIT LIFE	HIGH YIELD	A	9.45%
CHARLES SCHWAB & CO INC	HIGH YIELD	A	6.72%
NATIONAL FINANCIAL SERVICES LLC	HIGH YIELD	B	11.2%
UBS FINANCIAL SERVICES INC	HIGH YIELD	B	8.03%
PERSHING LLC	HIGH YIELD	B	42.44%
BARRY R PETERSON (SEP)	HIGH YIELD	B	5.18%
PERSHING LLC	HIGH YIELD	C	7.62%
MERRILL LYNCH	HIGH YIELD	C	18.47%
FIRST CLEARING CORPORATION	HIGH YIELD	C	11.02%
RAYMOND JAMES & ASSOCIATES	HIGH YIELD	C	12.66%
CHARLES SCHWAB & CO INC	HIGH YIELD	C	7.35%
UBS FINANCIAL SERVICES INC	HIGH YIELD	Institutional	52.86%
MERRILL LYNCH	HIGH YIELD	Institutional	17.66%
FIRST CLEARING CORPORATION	HIGH YIELD	Institutional	6.67%
UMB BANK NA	HIGH YIELD	Institutional	12.08%
NATIONAL FINANCIAL SERVICES LLC	INVESTMENT GRADE BOND	A	7.1%
SECURITY DISTRIBUTORS, INC.	INVESTMENT GRADE BOND	A	46.29%
SECURITY BENEFIT LIFE	INVESTMENT GRADE BOND	A	11.15%
PERSHING LLC	INVESTMENT GRADE BOND	B	19.75%
RANDY G HAINLEN (SEP)	INVESTMENT GRADE BOND	B	5.05%
PERSHING LLC	INVESTMENT GRADE BOND	C	23.73%
MERRILL LYNCH	INVESTMENT GRADE BOND	C	10.43%
FIRST CLEARING CORPORATION	INVESTMENT GRADE BOND	C	12.66%
MERRILL LYNCH	INVESTMENT GRADE BOND	Institutional	14.95%
FIRST CLEARING CORPORATION	INVESTMENT GRADE BOND	Institutional	82.86%
UBS FINANCIAL SERVICES INC	LIMITED DURATION	A	12.08%
PERSHING LLC	LIMITED DURATION	A	10.1%
JP MORGAN CLEARING CORPORATION	LIMITED DURATION	A	23.84%
MORGAN STANLEY SMITH BARNEY LLC	LIMITED DURATION	A	41.14%
RBC CAPITAL MARKETS CORP	LIMITED DURATION	A	5.72%
UBS FINANCIAL SERVICES INC	LIMITED DURATION	C	8.77%
PERSHING LLC	LIMITED DURATION	C	15.18%
MORGAN STANLEY SMITH BARNEY LLC	LIMITED DURATION	C	46.94%
WILLIAM BLAIR & COMPANY LLC	LIMITED DURATION	C	5.15%
RBC CAPITAL MARKETS CORP	LIMITED DURATION	C	9.93%
MORGAN STANLEY SMITH BARNEY LLC	LIMITED DURATION	Institutional	36.11%
GUGGENHEIM MACRO OPPORTUNITIES FUND	LIMITED DURATION	Institutional	45.03%
GUGGENHEIM MACRO OPPORTUNITIES SERIES M	LIMITED DURATION	Institutional	5.44%
NATIONAL FINANCIAL SERVICES LLC	MACRO OPPORTUNITIES	A	12.19%
PERSHING LLC	MACRO OPPORTUNITIES	A	26.08%

Name and Address of Shareholder[1]	Fund Owned	Class Owned	Percentage Owned
ASSETMARK TRUST COMPANY	MACRO OPPORTUNITIES	A	12.85%
CHARLES SCHWAB & CO INC	MACRO OPPORTUNITIES	A	9.67%
UBS FINANCIAL SERVICES INC	MACRO OPPORTUNITIES	C	11.25%
MERRILL LYNCH	MACRO OPPORTUNITIES	C	16.2%
FIRST CLEARING CORPORATION	MACRO OPPORTUNITIES	C	14.77%
MORGAN STANLEY SMITH BARNEY LLC	MACRO OPPORTUNITIES	C	29.17%
RAYMOND JAMES & ASSOCIATES	MACRO OPPORTUNITIES	C	5.82%
UBS FINANCIAL SERVICES INC	MACRO OPPORTUNITIES	Institutional	13.54%
PERSHING LLC	MACRO OPPORTUNITIES	Institutional	8.83%
MERRILL LYNCH	MACRO OPPORTUNITIES	Institutional	11.4%
FIRST CLEARING CORPORATION	MACRO OPPORTUNITIES	Institutional	7.1%
MORGAN STANLEY SMITH BARNEY LLC	MACRO OPPORTUNITIES	Institutional	22.44%
TD AMERITRADE INC	MACRO OPPORTUNITIES	Institutional	8.59%
CHARLES SCHWAB & CO INC	MACRO OPPORTUNITIES	Institutional	12.92%
NATIONAL FINANCIAL SERVICES LLC	MUNICIPAL INCOME	A	6.51%
UBS FINANCIAL SERVICES INC	MUNICIPAL INCOME	A	12.7%
PERSHING LLC	MUNICIPAL INCOME	A	7.67%
MERRILL LYNCH	MUNICIPAL INCOME	A	28.05%
FIRST CLEARING CORPORATION	MUNICIPAL INCOME	A	6.09%
MORGAN STANLEY SMITH BARNEY LLC	MUNICIPAL INCOME	A	7.95%
CHARLES SCHWAB & CO INC	MUNICIPAL INCOME	A	9.42%
UBS FINANCIAL SERVICES INC	MUNICIPAL INCOME	C	12.59%
MERRILL LYNCH	MUNICIPAL INCOME	C	28.22%
FIRST CLEARING CORPORATION	MUNICIPAL INCOME	C	13.2%
MORGAN STANLEY SMITH BARNEY LLC	MUNICIPAL INCOME	C	23.18%
LPL FINANCIAL CORPORATION	MUNICIPAL INCOME	C	10.63%
UBS FINANCIAL SERVICES INC	MUNICIPAL INCOME	Institutional	7.58%
PERSHING LLC	MUNICIPAL INCOME	Institutional	30.94%
MERRILL LYNCH	MUNICIPAL INCOME	Institutional	34.86%
FIRST CLEARING CORPORATION	MUNICIPAL INCOME	Institutional	13.3%
MORGAN STANLEY SMITH BARNEY LLC	MUNICIPAL INCOME	Institutional	7.35%
NATIONAL FINANCIAL SERVICES LLC	TOTAL RETURN BOND	A	18.97%
PERSHING LLC	TOTAL RETURN BOND	A	16.49%
SENTINEL SECURITIES, INC.	TOTAL RETURN BOND	A	5.7%
CHARLES SCHWAB & CO INC	TOTAL RETURN BOND	A	21.14%
UBS FINANCIAL SERVICES INC	TOTAL RETURN BOND	C	17.94%
PERSHING LLC	TOTAL RETURN BOND	C	15.21%
MERRILL LYNCH	TOTAL RETURN BOND	C	19.99%
MORGAN STANLEY SMITH BARNEY LLC	TOTAL RETURN BOND	C	23.05%
NATIONAL FINANCIAL SERVICES LLC	TOTAL RETURN BOND	Institutional	9.11%
UBS FINANCIAL SERVICES INC	TOTAL RETURN BOND	Institutional	13.44%
PERSHING LLC	TOTAL RETURN BOND	Institutional	6.83%
MERRILL LYNCH	TOTAL RETURN BOND	Institutional	14.81%
MORGAN STANLEY SMITH BARNEY LLC	TOTAL RETURN BOND	Institutional	9.88%
CHARLES SCHWAB & CO INC	TOTAL RETURN BOND	Institutional	26.86%

TRUSTEES’ OWNERSHIP OF SECURITIES
As of December 31, 2014, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Randall C. Barnes	Floating Rate Strategies Fund	None	Over $100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None
Donald A. Chubb, Jr.	Floating Rate Strategies Fund	$10,001-$50,000	Over $100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	$10,001-$50,000
	Municipal Income Fund	None
	Total Return Bond Fund	$10,001-$50,000
Jerry B. Farley	Floating Rate Strategies Fund	None	Over $100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None
Roman Friedrich III	Floating Rate Strategies Fund	$10,001-$50,000	$50,001-$100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None
Robert B. Karn III	Floating Rate Strategies Fund	None	Over $100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None

Ronald A. Nyberg	Floating Rate Strategies Fund	None	Over $100,000
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None
Maynard F. Oliverius	Floating Rate Strategies Fund	Over $100,000	Over $100,000
	High Yield Fund	Over $100,000
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	Over $100,000
	Municipal Income Fund	None
	Total Return Bond Fund	None
Ronald E. Toupin, Jr.	Floating Rate Strategies Fund	$10,001-$50,000	Over $100,000
	High Yield Fund	$10,001-$50,000
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	$10,001-$50,000
	Municipal Income Fund	None
	Total Return Bond Fund	$10,001-$50,000

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.

As of December 31, 2014, the Interested Trustee beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Interested Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Donald C. Cacciapaglia	Floating Rate Strategies Fund	None	None
	High Yield Fund	None
	Investment Grade Bond Fund	None
	Limited Duration Fund	None
	Macro Opportunities Fund	None
	Municipal Income Fund	None
	Total Return Bond Fund	None

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.

HOW TO PURCHASE SHARES
Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or with Rydex Fund Services, LLC (“RFS” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Effective January 4, 2010, the Funds no longer accept subscriptions for shares from either existing shareholders or from new shareholders in Class B shares, although such shareholders who have chosen to reinvest their Class B shares’ dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares (“reinvestment shares”) and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.
The Funds also offer Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Managers or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Managers, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds at their discretion, may waive the minimum investment amount for other investors.

Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.  Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

Cancelled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options—Certain of the Funds offer six classes of shares, as described below.
Class A Shares—Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more, or $250,000 or more for Limited Duration Fund, without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).
Class B Shares—Back-End Load Option. Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares although such shareholders who have chosen to reinvest their Class B shares’ dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares (“reinvestment shares”), and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived. Class B shares are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Class C Shares—Level Load Option. If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class R6 Shares. Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

Class A Shares—Class A shares of each Fund other than Limited Duration Fund are offered at NAV plus an initial sales charge as follows:

	Sales Charge
Amount of Purchase at Offering Price	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75	3.90	3.00
$100,000 but less than $250,000	2.75	2.83	2.20
$250,000 but less than $1,000,000	1.75	1.78	1.40
$1,000,000 or greater	None	None	(See below)*

*
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 12 months of purchase.

Purchases of Class A shares of the Funds, other than Limited Duration Fund, in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”
Class A shares of Limited Duration Fund are offered at NAV plus an initial sales charge as follows:

Amount of Purchase at Offering Price	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.25%	1.27%	1.00
$250,000 or greater	None	None	(See below)*

*
For investments of $250,000 or more, Class A shares are sold at NAV, without any up-front sales charge. However, a 1% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 12 months of purchase.

SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).

Reduced Sales Charges. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Funds’ Prospectus.
As discussed in the Prospectus, the Funds have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Funds to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund.
Amounts paid by a Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of a Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.
Class B Shares—Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the shareholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

Year Since Purchase Payment Was Made	Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth and Following	0%
Class B shares (including shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares (“reinvestment shares”) will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Funds’ opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of Class B shareholders.
The Investment Grade Bond Fund and High Yield Fund bear some of the costs of selling their Class B shares under a Distribution Plan adopted with respect to their Class B shares (“Class B Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class B shares. Amounts paid by the Funds are used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase typically equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Funds. Class B shares are closed to new investors and investments. The Distributor may also use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.) No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

Institutional Class Shares—Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Guggenheim Trustees, Officers and Employees.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

•	Section 529 college savings plan accounts pursuant to the Code.

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in a Fund.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject to the Class C contingent deferred sales charge, may be able to convert their shares for Institutional class shares in the same Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.

Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.

Eligible investors for Class P shares include the following:

Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.

Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
As discussed in the Prospectus, the Funds have adopted a Distribution Plan for their Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Funds to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund.
Class R6 Shares—Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.

Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plans—The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. The Funds have enacted a Distribution Plan applicable to their Class A, Class C and Class P shares. The Investment Grade Bond Fund and High Yield Fund have enacted a Distribution Plan applicable to their Class B shares. Under these Distribution

Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Plan should be continued.
A Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees of the Fund, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Managers and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
A Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—Effective September 30, 2012, the fiscal year end for each Fund is September 30. Prior to September 30, 2012, the fiscal year end for the High Yield Fund, Investment Grade Bond Fund and Municipal Income
Fund was December 31. For the fiscal year ended September 30, 2014, the following 12b-1 payments were made for each Fund to the Distributor under the Rule 12b-1 Distribution Plans:

Compensation to Guggenheim Funds Distributors, LLC
Fund	Class A	Class B	Class C
Floating Rate Strategies Fund	$1,104,711	N/A	$1,420,881
High Yield Fund	$216,967	$0[1]	$123,385
Investment Grade Bond Fund	$226,505	$24,700	$185,243
Limited Duration Fund	$8,562	N/A	$2,845
Macro Opportunities Fund	$918,839	N/A	$1,964,672
Municipal Income Fund	$115,805	N/A	$9,240
Total Return Bond Fund	$201,823	N/A	$175,171

Because Class P shares commenced operations on or about the date of the SAI, Class P shares made no Rule 12b-1 payments to the Distributor for the fiscal year ended September 30, 2014.
The 12b-1 Plans are “compensation plans” which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Funds to pay for these services and activities.

1	Effective December 1, 2006, Class B shares ceased charging 12b-1 fees. This fee may be reinstated at any time.
Calculation and Waiver of Contingent Deferred Sales Charges—Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more for each Fund other than Limited Duration Fund and $250,000 or more for Limited Duration Fund), Class B shares or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares that are sold with 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan.
Arrangements With Broker/Dealers and Others—The Investment Managers or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Managers. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Managers, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Managers. In addition, the Investment Managers or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Managers or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge of Class A shares is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Managers, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Managers or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund.
Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Managers have revenue sharing arrangements with, and during the fiscal year ended September 30, 2014 paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:

Financial Intermediary	Dollar Amount of Compensation
Security Financial Resources, Inc.*	$798,560
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$756,302
Wells Fargo Advisors, LLC (First Clearing Corp.)	$689,157
Merrill Lynch (Financial Data Services)	$292,179
UBS Financial Services, Inc.	$214,358
Security Benefit Life Insurance Company*	$186,187
Raymond James	$113,269
Pershing LLC	$94,410
TD Ameritrade, Inc.	$78,109
LPL Financial	$53,502
Ameriprise Financial Services, Inc.	$30,774
Charles Schwab	$21,622
Security Distributors, Inc.*	$15,844
Fidelity Investments (National Financial Services, LLC )	$12,000
ING Institutional Plan Services, LLC	$11,239
RBC Capital Markets	$7,093
Great West Equities	$5,039
Nationwide Financial (Nationwide Investment Services Corp.)	$2,345
Ceros Financial Services	$482
*    Denotes a financial intermediary that is an affiliate of an Investment Manager and/or the Distributor.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Managers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases At Net Asset Value—Class A shares of the Funds may be purchased at NAV by (1) Trustees and officers of the Funds or other mutual funds managed by the Investment Managers or one or more of its affiliates; directors, officers and employees of the Funds’ Investment Managers or Distributor and their affiliates; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/ dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.
Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/ dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at NAV by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Managers where such contract provides for the waiver of the front-end sales charge, including shares offered in self-directed brokerage accounts that may or may not charge a transaction fee to its customers.
The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.

Purchases for Retirement Plans—Prior to February 1, 2012, Class A shares of the Funds could also be purchased at NAV when the purchase was made by a retirement plan that would (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expected to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) be provided administrative services by certain third party administrators that had entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Any retirement plan that had such an arrangement in place effective as of February 1, 2012 may continue such arrangement for the life of the plan or until the Funds’ Board of Trustees elects to terminate such arrangement, whichever is earlier. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

Security Investors, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the investment manager to High Yield Fund, Investment Grade Bond Fund and Municipal Income Fund, and has served as investment adviser to series of the Predecessor Corporation since September 14, 1970. Security Investors also acts as investment adviser to other series of Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $28.9 billion in assets as of September 30, 2014. GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund, and has served as the investment adviser to such Funds since 2011 and December 2013, respectively. As discussed below, GPIM also serves as the Sub-Adviser to the Municipal Income Fund and as investment manager to the Subsidiary. GPIM managed approximately $142.5 billion in assets as of September 30, 2014. The Investment Managers are each an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $220 billion in assets under management as of September 30, 2014.
Investment Management Agreements—Pursuant to the Investment Management Agreements (the “Agreements”), the Investment Managers furnish investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the compilation and maintenance of records pertaining to the investment advisory functions.
The Investment Managers have agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B, Class C and Class P distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. The Investment Managers are not aware of any state that currently imposes limits on the level of mutual fund expenses.

For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation on an annual basis equal to 0.65% of the average daily closing value of the Floating Rate Strategies Fund’s net assets, 0.60% of the average daily closing value of High Yield Fund’s net assets, 0.45% of the average daily closing value of the Limited duration Fund's net assets, 0.89% of the average daily closing value of the Macro Opportunities Fund’s net assets, 0.50% of the average daily closing value of the Municipal Income Fund’s net assets, 0.50% of the average daily closing value of the Total Return Bond Fund’s net assets and 0.50% of the average daily closing value of Investment Grade Bond Fund’s net assets, each computed on a daily basis and payable monthly.
Each Agreement is renewable annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days notice and are automatically terminated in the event of assignment.
In addition, and as set forth in the applicable Prospectus, the Investment Managers have contractually agreed to reduce their advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

Fund	Class	Expense Cap
Floating Rate Strategies Fund	A C Institutional P R6	1.02% 1.77% 0.78% 1.02% 0.78%
High Yield Fund	A B C Institutional P R6	1.16% 1.91% 1.91% 0.91% 1.16% 0.91%
Investment Grade Bond Fund	A B C Institutional P R6	1.00% 1.75% 1.75% 0.75% 1.00% 0.75%
Limited Duration Fund	A C Institutional P R6	0.80% 1.55% 0.55% 0.80% 0.55%
Macro Opportunities Fund	A C Institutional P R6	1.36% 2.11% 0.95% 1.36% 0.95%
Municipal Income Fund	A C Institutional P R6	0.80% 1.55% 0.55% 0.80% 0.55%
Total Return Bond Fund	A C Institutional P R6	0.90% 1.65% 0.50% 0.90% 0.50%
An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages. With respect to the Municipal Income Fund, the agreement will expire, if it is not renewed, when it reaches its termination (subject to recoupment rights) or when the Investment Manager ceases to serve as such. With respect to all other Funds, the agreement will expire when it reaches its termination, when an Investment Manager ceases to serve as such or it may be terminated by the Funds’ Board of Trustees (subject to recoupment rights).
The Investment Managers have also contractually agreed through February 1, 2017, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination or when an Investment Manager ceases to serve as such and it may be terminated by the Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
As discussed under “Investment Objectives and Policies of the Funds” above, the Macro Opportunities Fund may seek to achieve its investment objective by investing up to 25% of its total assets in the Subsidiary. GPIM is responsible for the investments of the Subsidiary. In consideration for the services provided to it by GPIM, the Subsidiary will pay GPIM a management fee at the annual rate of 0.89% of its average daily net assets. The Investment Manager has contractually agreed to waive the management fee it receives from the Macro Opportunities Fund in an amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue in effect for so long as the Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, RFS also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services RFS receives, on an annual basis, a fee of 0.095% based on average daily net assets or $25,000 per Fund per year, whichever is greater.
Pursuant to a Transfer Agency Agreement with the Trust, as amended, Rydex Fund Services, LLC (also known as the “Transfer Agent”) also acts as the transfer agent for the Funds. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Transfer Agent receives the following fees with respect to each class of shares of the Funds:

1	Account Set-Up Charge—A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Funds.

2
Annual Maintenance Charge—An annual per account fee of: (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3	Transaction Charge—A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.
Each Fund is also subject to a minimum fee per year of $25,000.
The Funds have agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the fiscal year ended September 30, 2014, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $2,983,645.

Each Fund pays all of its respective expenses not assumed by a Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.
Prior to June 4, 2013, Security Investors served as administrator with respect to the Funds and the Funds paid Security Investors in its role as administrator. Therefore, the Funds did not pay the Transfer Agent any administrative service fees prior to June 4, 2013. During the fiscal period ended September 30, 2014, the Funds paid the amounts in the table below to the Transfer Agent and during the period from September 30, 2012 through June 3, 2013 and the previous fiscal years, the Funds paid the amounts in the table below to Security Investors for administrative services.
During the fiscal years ended September 30, 2014, 2013 and 2012, the Funds paid the following amounts to the applicable Service Providers for its services:

Fund	Year / Period	Investment Advisory Fees Paid to Investment Manager	Investment Advisory Fees Waived by and Reimbursements from Investment Manager	Administrative Service Fees Paid to the Transfer Agent (or Security Investors if prior to 6/4/13)	Transfer Agency Service Fees Paid to the Transfer Agent
Floating Rate Strategies	2014	$8,054,181	$1,206,044	$1,177,133	$774,304
	6/4/13 - 9/30/13	$3,023,347	$430,026	$247,647	$218,958

	10/1/12 - 6/3/13			$194,221
	2012[1]	$379,292	$127,769	$55,434	$22,892
High Yield	2014	$765,969	$81,112	$121,276	$156,009
	6/4/13 - 9/30/13	$553,392	$207,619	$27,757	$150,517
	10/1/12 - 6/3/13			$59,862
	2012[2]	$446,356	$205,368	$70,672	$185,645
Investment Grade Bond	2014	$563,405	$184,543	$107,046	$159,152
	6/4/13 - 9/30/13	$580,588	$234,110	$32,778	$153,950
	6/3/13 - 10/1/12			$77,532
	2,012	$509,938	$165,867	$96,887	$195,964

Limited Duration	2014	$171,943	$147,314	$36,204	$2,595
Macro Opportunities	2014	$10,146,509	$1,692,031	$1,083,036	$755,109
	6/4/13 - 9/30/13	$5,894,767	$961,870	$298,546	$438,815
	10/1/12 - 6/3/13			$330,661
	2012[1]	$583,063	$161,466	$62,236	$33,297
Municipal Income	2014	$270,177	$242,274	$51,333	$67,299
	6/4/13 - 9/30/13	$366,793	$236,488	$19,656	$67,245
	10/1/12 - 6/3/13			$49,073
	2012[3]	$375,629	$192,257	$64,054	$59,587
Total Return Bond	2014	$1,142,031	$561,202	$216,983	$194,002
	6/4/13 - 9/30/13	$842,612	$462,339	$60,919	$178,080
	10/1/12 - 6/3/13			$99,175
	2012[1]	$150,046	$154,714	$28,508	$19,500

1.	Since commencement of operations on November 30, 2011.

2.
Effective September 30, 2012, the Fund changed its fiscal year from December 31 to September 30. The amounts provided for 2012 are the amounts from the period January 1, 2012 through September 30, 2012. The amounts provided for 2010 and 2011 are the amounts from the fiscal years ended December 31, 2010 and 2011, respectively.

3.	Since commencement of operations on January 13, 2012.

SUB-ADVISER
Security Investors has entered into a sub-advisory agreement with its affiliate, Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, to provide investment advisory services to the Municipal Income Fund. Pursuant to this agreement, the Sub-Adviser furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and the Investment Manager. For such services, Security Investors pays the Sub-Adviser an annual fee equal to one-half of the management fee, net of any waivers. Security Investors paid the Sub-Adviser $47,442 for its services for the fiscal year ended September 30, 2014.

CODE OF ETHICS

The Funds, the Investment Managers and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Funds and Investment Managers and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Managers, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Funds; (2) is being purchased or sold by the Funds; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. Including the Funds, as of September 30, 2014, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	24	$7,884.3	2	$3,610.3	26	$86,257.5
B. Scott Minerd	31	$7,481.1	74	$18,421.9	135	$113,493.1
Kevin H. Gundersen	11	$5,019.7	38	$10,355.6	47	$5,480.0
James E. Pass	2	$592.4	0	$0	1	$110.6
James W. Michal	27	$7,352.6	3	$3,733.8	11	$1,549.5
Jeffrey B. Abrams	9	$3,118.7	38	$10,355.6	49	$5,511.8
Thomas J. Hauser	0	$0	14	$3,465.0	19	$346.9
Steven H. Brown	9	$2,151.6	0	$0	2	$128.4
As of September 30, 2014 Anne B. Walsh owned between $100,001-$500,000 of the Floating Rate Strategies Fund, between $100,001-$500,000 of the Macro Opportunities Fund, and between $100,001-$500,000 of the Total Return Bond Fund.
The following table identifies, as of September 30, 2014, the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	0	$0	2	$3,610.3	1	$493.3
B. Scott Minerd	0	$0	27	$10,961.1	12	$1,106.0
Kevin H. Gundersen	0	$0	12	$5,251.4	7	$172.0
James E. Pass	0	$0	0	$0	0	$0
James W. Michal	0	$0	2	$3,597.7	4	$824.2
Jeffrey B. Abrams	0	$0	12	$5,251.4	6	$121.7
Thomas J. Hauser	0	$0	5	$1,220.5	7	$172.0
Steven H. Brown	0	$0	0	$0	1	$81.1
Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—
General Investment Limitations and Conflicts of Interest. The Funds are subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which a Fund may directly or indirectly invest or may cause the Funds to be subject to regulatory limits. As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit Guggenheim Investments and its affiliates.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Funds.
Other Activities of Guggenheim Investments. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, a Fund may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Investment Manager or its affiliates or other accounts managed by the Investment Manager or its affiliates, or companies in which the Investment Manager or its affiliates has interests or with whom the Investment Manager or its affiliates does business.
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple Funds and other accounts may devote unequal time and attention to the management of those Funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those Funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and other accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for a Fund. In addition, the Investment Manager may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all Funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such Funds or other accounts.
The Investment Managers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.
Compensation Information. The Investment Managers compensate portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Managers’ staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Managers’ deferred compensation programs include equity that vests over a period of years. All employees of the Investment Managers are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

PROXY VOTING
The Board of Trustees of each Fund has delegated to the applicable Investment Manager the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.
Security Investors—The Investment Manager’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.
The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Funds. In addition, the manner in which specific proposals are to be voted may differ based on the type of fund that it manages. For example, a specific proposal may be considered on a case-by-case basis for one fund, while all other funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Managers anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The Investment Manager has delegated to an independent third party (the “Service Provider”) the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis), and the Investment Managers then directs the Service Provider how to vote on that particular proposal.
The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.
Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Managers cannot resolve a conflict of interest, it will seek guidance from the Board of Trustees of the relevant Fund.
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund’s custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the Fund.
GPIM—The Investment Manager has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how the Investment Manager votes proxies held in the accounts of its clients.
Generally, the Investment Manager will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of the Investment Manager.

The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of the Investment Manager’s employees’ material business and personal relationships (and those of the Investment Manager’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how the Investment Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the Investment Manager voting decision is consistent with the Investment Manager’s clients’ best interests.
Investment Manager may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) the Investment Manager concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.
The Funds will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR
Guggenheim Funds Distributors, LLC (the "Distributor"), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for other series of the Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.
The Distributor receives a maximum commission on sales of Class A shares of each Fund, other than Limited Duration Fund, of 4.75% and allows a maximum discount of 4.00% from the offering price to authorized dealers on Fund shares sold. The Distributor receives a maximum commission on sales of Class A shares of Limited Duration Fund of 2.25% and allows a maximum discount of 2.00% from the offering price to authorized dealers on Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods.

The Distributor does not receive any compensation from the Funds for the distribution of Class R6 shares and Institutional class shares.
Effective September 30, 2013, the fiscal year end for each Fund is September 30. Prior to September 30, 2012, the fiscal year end for the High Yield Fund, Investment Grade Bond Fund and Municipal Income Fund was December 31. For the fiscal years ended September 30, 2012, 2013 and 2014, the Distributor (1) received gross underwriting commissions on Class A shares, (2) retained net underwriting commissions on Class A shares, and (3) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the tables below.

	2012	2013	2014
Gross Underwriting Commissions
Floating Rate Strategies Fund	3,407,491[1]	$1,704,777	$1,119,606
High Yield Fund	$637,182	$101,448	$125,430
Investment Grade Bond Fund	$562,752	$20,150	$94,933
Limited Duration Fund	N/A	N/A	$202,264
Macro Opportunities Fund	9,099,591[1]	$2,216,193	$1,551,480
Municipal Income Fund	534,713[3]	$21,706	$21,748
Total Return Bond Fund	2,070,411[1]	$461,388	$152,802
Net Underwriting Commissions
Floating Rate Strategies Fund	$324,741	$176,107	$83,719
High Yield Fund	$216,592	$21,811	$28,038
Investment Grade Bond Fund	$159,402	$8,976	$21,724
Limited Duration Fund	N/A	N/A	$827
Macro Opportunities Fund	1,466,591[1]	$322,096	$180,542
Municipal Income Fund	50,133[3]	$3,754	$1,863
Total Return Bond Fund	342,191[1]	$77,687	$27,495
Compensation on Redemption
Floating Rate Strategies Fund	$151	$22,597	$32,126
High Yield Fund	$2,185	$2,231	$22,958
Investment Grade Bond Fund	$57,702	$3,211	$687
Limited Duration Fund	N/A	N/A	$0
Macro Opportunities Fund	4,731[1]	$16,012	$32,668
Municipal Income Fund	$3	$35	$2,305
Total Return Bond Fund	$7,151[1]	$11,502	$1,900

1	Since commencement of operations on November 30, 2011.

2
Effective September 30, 2012, the Fund changed its fiscal year from December 31 to September 30. The amounts provided for 2012 are the amounts from the period January 1, 2012 through September 30, 2012.

3	Since commencement of operations on January 13, 2012.
The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
Each Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days written notice.

ALLOCATION OF PORTFOLIO BROKERAGE
Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of each Fund. In reaching a judgment relative to the qualifications of a broker/dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the applicable Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed-income securities are generally traded on a “net” basis—that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter’s concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.
Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable an Investment Manager or Sub-Adviser to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.
In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Managers must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocated to research can be paid from Fund brokerage commissions rather than being paid by the Investment Managers, the Investment Managers will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Managers may be provided by parties other than the broker effecting the portfolio transaction.
If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Managers shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Managers with respect to all accounts as to which it exercises investment discretion. The Investment Managers may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.
In addition, brokerage transactions may be placed with broker/dealers who sell shares of the funds managed by the Investment Managers who may or may not also provide investment information and research services.
The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Managers generally will not purchase investment information or research services in connection with such principal transactions. The Investment Managers, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Managers may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.
The Investment Managers may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which an Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of an Investment Manager and its clients.

Securities held by the Funds may also be held by other investment advisory clients of an Investment Manager, including other investment companies. When selecting securities for purchase or sale for a Fund, the Investment Managers may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Managers’ obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Managers not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances the procedure could adversely affect the price or number of shares involved in the Fund’s transaction, it is believed that this procedure generally contributes to better overall execution of the Fund’s portfolio transactions. The Board of Trustees of the Trust has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that this procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPO”), the Investment Managers may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Managers in an IPO.
The table below sets forth the brokerage fees paid by the Funds during the fiscal years ended September 30, 2014, 2013 and 2012 and certain other information. Effective September 30, 2013, the fiscal year end for each Fund is September 30. Prior to September 30, 2012, the fiscal year end for the High Yield Fund, Investment Grade Bond Fund and Municipal Income Fund was December 31. During such periods, the Funds paid no brokerage fees to an "affiliated person" and an Investment Manager (as such term is defined under the 1940 Act).

Fund	Year	Fund Total Brokerage Commissions Paid	Fund Transactions Directed to and Commissions Paid to Broker/Dealers who also Performed Services
			Transactions	Brokerage Commissions
Floating Rate Strategies Fund	2014 2013 2012[1]	$0 $0 $875	$0 $0 $0	$0 $0 $0
High Yield Fund	2014 2013 2012[2]	$453 $0 $166	$0 $0 $0	$0 $0 $0
Investment Grade Bond Fund	2014 2013 2012[2]	$0 $0 $0	$0 $0 $0	$0 $0 $0
Limited Duration Fund	2014	$3,065	$0	$0
Macro Opportunities Fund	2014 2013 2012[1]	$119,943 $222,974 $47,470	$0 $0 $0	$0 $0 $0
Municipal Income Fund	2014 2013 2012[3]	$0 $0 $0	$0 $0 $0	$0 $0 $0
Total Return Bond Fund	2014 2013 2012[1]	$0 $0 $0	$0 $0 $0	$0 $0 $0

1	Since commencement of operations on November 30, 2011.

2
Effective September 30, 2012, the Fund changed its fiscal year from December 31 to September 30. The amounts provided for 2012 are the amounts from the period January 1, 2012 through September 30, 2012.

3	Since commencement of operations on January 13, 2012.

HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the Funds’ valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees.
Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-

traded equity security is valued on the basis of broker quotes. Over-the-counter (“OTC”) securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Funds' valuation procedures. Certain securities may also be valued based on broker quotations.
A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less at the time of purchase for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using market quotations provided by a pricing service.
For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, a Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by a Fund generally are valued at their last closing price or sales price on the primary exchange or market for that option; if the last sale price is unavailable, the Fund will seek a quote from broker-dealers. A U.S. exchange-traded futures contract will be valued generally based upon the last tick after the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current index price and may be adjusted based on current day swap curves. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads.
The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or may be fair valued. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Funds’ valuation procedures.
A Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Funds also may value their foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Managers and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

HOW TO REDEEM SHARES

Shareholders may turn in their shares, other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Managers or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

•	Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
The Trust’s Declaration of Trust provides that the Board of Trustees, without the vote or consent of the shareholders, may require any shareholder to redeem shares for any reason, as determined by the Trustees, including requiring redemption of all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares. Any plan of involuntary redemption adopted by the Board of Trustees shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Declaration of Trust, or such fewer shares as are specified in the plan.
Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds’ account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences (See “Purchases for Retirement Plans”).
The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in kind”). The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.
Telephone Redemptions—A shareholder may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
Redemptions In-Kind—The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Funds) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class B, Class C, Institutional class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class B, Class C, Institutional class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A, Class B or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.
Exchange By Telephone—A shareholder of each class of shares, other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES
It is each Fund’s policy to declare dividends from its net investment income daily and pay such dividends monthly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class

B and Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
All Funds. Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, and its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income.
For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount designated as qualified dividend income by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Any losses realized on the redemption, sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original stock was disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Municipal Income Fund. The Municipal Income Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund which are attributable to interest on municipal bonds, reduced by certain expenses, and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.
Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to holders of Fund shares to the extent that their tax liability is determined under the alternative minimum tax. Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. For certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of shares to be subject to, or result in an increased liability under, the alternative minimum tax. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.
Exempt-interest dividends received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.
The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends that are derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.
Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and will not qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income in the case of non corporate shareholders. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of shares. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund.
Macro Opportunities Fund. As described in the Prospectus, the Macro Opportunities Fund may gain exposure to the commodity markets through investments in the Subsidiary, a wholly-owned subsidiary established under the laws of the Cayman Islands. The IRS has historically issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in a subsidiary that makes investments in commodity-linked instruments is qualifying income for a regulated investment company. However, the Fund has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Based on the principles underlying such prior rulings and historic practice, the Fund may seek to gain exposure to the commodity markets primarily through investments in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position with respect to such investments. Future legislation, Treasury regulations or IRS guidance could adversely affect the ability of the Fund to operate as described in its Prospectus and this SAI.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis rules apply to their particular circumstances.
Back-up Withholding—Each Fund generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies—The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute qualifying income for purposes of the Qualifying Income Test. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a regulated investment company. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.
The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed as the rate of tax applicable to ordinary income.
Market Discount—If a Fund acquires a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the acquisition price constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the

“accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Uncertain Tax Treatment—The Funds may invest a portion of their net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Constructive Sales—These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
REITs—High Yield Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. High Yield Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for High Yield Fund to extend the deadline for issuance of Forms 1099-DIV.
Foreign Taxation—Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to certain holding period and other limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Redemption Charge—For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of NAV. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.
The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the High Yield Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the High Yield Fund’s tax treatment of this arrangement on this basis or for other reasons.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, exempt-interest dividends and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust has authorized the issuance of an unlimited number of shares and currently issues its shares in 18 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the Investment Grade Bond Fund and High Yield Fund have outstanding five classes of shares, and the Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Municipal Income Fund and Total Return Bond Fund have outstanding four classes of shares. As of the date of this SAI, no Fund has outstanding Class R6 shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the Trust vote together. On other matters affecting a particular Fund or class, such as the investment advisory contract or the fundamental policies, only shares of that Fund or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Managers, acts as the transfer and dividend-paying agent for each of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected by the Board to serve as the Funds’ independent registered public accounting firm and, as such, will audit the Funds’ financial statements and perform other audit-related and tax services.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds’ September 30, 2014 Annual Report, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, and Guggenheim World Equity Income Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A
DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc.—
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation—
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 •www.guggenheiminvestments.com
GISIF-P-SAI-0515x0116

Statement of Additional Information
January 28, 2015, as supplemented May 1, 2015
RELATING TO THE PROSPECTUSES DATED January 28, 2015 AND May 1, 2015
AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Guggenheim Funds Trust (Registrant)
Guggenheim Alpha Opportunity Fund
Class A (SAOAX) Class C (SAOCX) Institutional (SAOIX) Class P (SAOSX) Class R6 (SAORX)

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
301.296.5100
800.820.0888

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated January 28, 2015 and May 1, 2015, as may be supplemented from time to time. The Prospectus may be obtained by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 301.296.5100 or 800.820.0888. Effective September 24, 2014, the Fund, which was a series of Security Equity Fund, reorganized with and into corresponding series of Guggenheim Funds Trust (the “Reorganization”). Upon completion of the Reorganization, the respective share classes of the Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund. The Fund’s financial statements included in the Fund’s September 30, 2014 Annual Report are incorporated herein by reference. A copy of the Fund’s Annual Report is available, without charge, by calling the phone numbers listed above.

Investment Manager Security Investors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Distributor Guggenheim Funds Distributors, LLC 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian Bank of New York Mellon 2 Hanson Place, 9th Floor Brooklyn, New York 11217	Independent Registered Public Accounting Firm Ernst & Young LLP 8484 Westpark Dr. McLean, VA 22102

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GENERAL INFORMATION

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value (“NAV”) thereof (See “How to Redeem Shares”). This Statement of Additional Information (“SAI”) relates to the Guggenheim Alpha Opportunity Fund (the “Fund”), which was previously a series (the “Predecessor Fund”) of Security Equity Fund (the “Predecessor Corporation”), a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Fund. Any such historical information provided for the Fund that relates to periods prior to September 24, 2014, therefore, is that of the Predecessor Fund.
The Fund has its own investment objective and policies. The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
Security Investors, LLC (“Security Investors” or the “Investment Manager”), also known as Guggenheim Investments, is the investment manager to the Fund. While there is no present intention to do so, the investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the "Board") without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in the Fund does not constitute a complete investment program.
INVESTMENT METHODS AND RISK FACTORS

The Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summary” and “Descriptions of Principal Risks” sections of the Fund's Prospectus (the "Prospectus"). The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Fund Summary” and “Descriptions of Principal Risks” sections of the Prospectus and in this Statement of Additional Information (“SAI”). The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund is not required to do so.
General Risk Factors—The NAV of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by the Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Fund, if applicable, are subject to greater interest rate risk. There is no assurance that the Fund will achieve its investment objective.
American Depositary Receipts (“ADRs”)—The Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.
ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs,

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EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Borrowing—The Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests.
Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policy.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security ("ABS") whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities below. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
The Fund may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invest. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood

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at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Credit Derivative Transactions—The Fund may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When the Fund engages in a credit derivative transaction, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.
The Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.
The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

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Cyber Security and Operational Risk-With the increased use of technologies in the course of business, the Fund and its service providers have become potentially more susceptible to operational, information security and related risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, the Fund and/or third party service providers may adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Fund and its service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

The Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties.  Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.  The Fund and its shareholders could be negatively impacted as a result.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.
Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Manager and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund and its investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter ("OTC") derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.
Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. The Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.
Australia—Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, the Fund’s investments-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of the Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Adverse Market Characteristics—Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund’s assets.
Brady Bonds—The Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

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U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Costs—Investors should understand that the expense ratio of the Fund if the Fund invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund are higher.
Currency Fluctuations—Because the Fund, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.
Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Eastern Europe—Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit the Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that the Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.
Emerging Countries—The Fund may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

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Europe—The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of the Fund’s investments.
In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which the Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which the Fund may invest, may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of the Fund’s investments.
For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.
Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.
Foreign Investment Restrictions—Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval

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for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of the Fund.
Information and Supervision—There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.
Japan—Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Market Characteristics—Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/ earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.
Natural Disasters—Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Fund invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation—Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes—The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.
Other—With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.
Political and Economic Risks—Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

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Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
An investment in the Fund which invests in non-U.S. companies may be subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.
Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect the Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.
Singapore and Hong Kong—While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of the Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.
Futures, Options and Other Derivative Transactions—
Futures and Options on Futures—The Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”), which reduces the risk that the Fund will be unable to close out a futures contract.
The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund

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may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options—The Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing the Fund’s investment objective and except as restricted by the Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. If the Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option

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and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will earmark or segregate an equal amount of the underlying foreign currency.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Hybrid Instruments—The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating

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rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the Commodity Exchange Act (“CEA”).
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes—The Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Structured Notes—The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt.

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Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.
Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. The Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
The Fund is subject to the risk that large share purchases may adversely affect the Fund’s liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. The Fund’s performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of the Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of the Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Lending of Portfolio Securities—For the purpose of realizing additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios. The Fund has a right to call each loan and obtain the securities on five business days notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.
Leverage—The Fund may use leverage. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.
Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policy.
Liquidity—Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

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Loans—The Fund may make, acquire or invest in fixed and floating rate loans. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. The Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”).
Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.
Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, its Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.
Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.
A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. The Fund may receive or pay a facility fee when it buys or sells a loan. The Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver and/or modification fees.
Direct lending may involve additional risks to the Fund. Should a loan in which the Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Fund will make an investment in a loan only after its Investment Manager

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determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that its Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
Additional Information Concerning Bridge Loans—Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.
Additional Information Concerning Junior Loans—Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities—Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans—Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.
Additional Information Concerning Unfunded Commitments—Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
Management—The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the

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Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Municipal Bond Insurance—The Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
The Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
General Risks—The Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). The Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/ or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.
Neither the Fund nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.

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Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.
Electric Utilities—The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.
Health Care—The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Higher Education—In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing—Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family

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housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk—Because the Fund may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments.
Transportation—Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer—Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Preferred Securities—The Fund may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions—The Fund may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, the Fund may enter into repurchase agreements maturing in less than seven days without limitation.
Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. If the Fund accepts collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty.

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The Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund's custodian or on the Fund's books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Fund’s fundamental policy on borrowing.
The Fund may also enter into “dollar rolls,” in which it sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund's assets, and therefore, of the Fund's NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund's counterparty becomes insolvent, the Fund's use of the proceeds may become restricted pending a determination as to whether to enforce the Fund's obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund's custodian or on the Fund's books. As noted under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Fund's fundamental policy on borrowing.
Restricted Securities—The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
The Fund’s Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Trustees has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing

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the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.
Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund’s NAV.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager’s credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital

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structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.
The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Risks of Private Investments in Public Companies—The Fund may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.
Shares of Other Investment Vehicles—The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.
The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

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The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent the Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
Short Sales—The Fund may make short sales “against the box” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
The Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, the Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Custodian may not at any time be less than the market value of the securities sold short. The Fund will comply with these requirements.

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The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Short-Term Instruments—When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objectives are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time at the discretion of the Investment Manager. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.
Spread Transactions—The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs.
In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

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The Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Fund’s obligations under a swap agreement (other than a CDS for which the Fund is a seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Fund’s borrowing restrictions. For swaps that are not cash settled, the Fund will earmark or segregate cash or liquid assets with a value at least equal to the fuill notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, the Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked to market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or, in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.
The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement the Fund would be required to earmark and reserve the full notional amount of the credit default swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

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Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
TBA Purchase Commitments—The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the counterparty may not deliver the securities as promised. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/ or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
U.S. Government Securities—Consistent with its investment objective and strategies, the Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities that the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

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In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.
Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”), government and agency securities. The Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.
When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more

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sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically.  In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
INVESTMENT RESTRICTIONS

The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Board of Trustees of the Trust without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.

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Fundamental Policies—The fundamental policies of the Fund are:

1.	The Fund shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.
The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

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For purposes of Fundamental Policy Three, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Five, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

Operating Policies — The operating policy (i.e., that which is non-fundamental) of the Fund is:

1.
Liquidity The Fund may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

For purposes of the Operating Policy directly above, under normal circumstances, the Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.
DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The Fund’s service providers, to which the Fund may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.
The Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund’s completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.
The Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.
Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and

29

report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Fund’s securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (1) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund (or any other fund that invests in the Fund) before the portfolio holdings become public information, and (2) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.
The Fund also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Fund and others, who either by agreement or because of their respective duties to the Fund are required to maintain the confidentiality of the information disclosed. The Fund’s service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Fund’s custodian, Investment Manager and any administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Monthly	30 calendar days
Thompson Financial	Quarterly	30 calendar days
FactSet	Monthly	30 calendar days

In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Fund’s custodian bank); Interactive Data and Loan Pricing Corporation (the Fund’s pricing services); and InvestOne (Sungard) (the Fund’s accounting system).
Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund’s chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the Fund’s portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
Only the Fund’s President or CCO may authorize disclosure of the Fund’s securities holdings. To the extent required by law, the CCO reports to the Board any violations of the Fund’s policies and procedures on disclosure of portfolio holdings.
Any disclosure of the Fund’s securities holdings must serve a legitimate business purpose of the Fund and must be in the best interest of the Fund’s shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Fund and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Fund, its shareholders, and any third party are resolved prior to disclosure. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policy and any applicable confidentiality agreement. Neither the Fund nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.
As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Fund’s Board of Trustees on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

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MANAGEMENT OF THE TRUST

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Fund under the Investment Management Agreement, is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.
On November 11, 2013, the Board, and at special meetings of shareholders held in January 2014, shareholders of different registered investment companies, including the Predecessor Corporation, elected the following individuals, each of whom serves as a Trustee on the Board of Trustees of certain closed-end funds and exchange-traded funds advised by Guggenheim Funds Investment Advisors, LLC, an affiliate of the Investment Manager, to serve as Trustees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. The term of the aforementioned Trustees began on April 3, 2014.
The Board currently has 9 Trustees, 8 of whom have no affiliation or business connection with the Investment Manager, Guggenheim Funds Distributor, LLC (the "Distributor") or any of their affiliated persons and do not own any stock or other securities issued by the Investment Manager or the Distributor. Each of these Trustees is not an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position with the Fund’s Distributor and/or the parent of the Investment Manager.
The Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. The Fund Complex is comprised of 13 closed-end funds, 63 exchange-traded funds and 150 open-end funds advised or serviced by the Investment Manager or its affiliates.

Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	91	Current: Purpose Investment Funds Inc. (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	87	Current: Midland Care, Inc. (2011-present)
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

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Name, Address* and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	87
Current: Zincore Metals, Inc. (2009-present).
Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	87	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present)
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	88
Current: Fort Hayes State University Foundation (1999-present); Stormont Vail Foundation (2013-present); Topeka Community Foundation (2009-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present)

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	90	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Current: Clear Spring Life Insurance Company (2015-present)Guggenheim Partners, Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

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**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).
Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013
Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).
Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

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Name, Address* and Year of Birth of the Officers	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years
Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
BOARD LEADERSHIP STRUCTURE

The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.
QUALIFICATIONS AND EXPERIENCE OF TRUSTEES

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2012. Mr. Cacciapaglia has over 25 years of experience in the financial industry and has gained experience in financial, regulatory, distribution and investment matters.

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Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Board of the Trust, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Vice Chairman of the Audit Committee of the Trust, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2013 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, as well as Vice Chairman of the Contracts Review Committee of the Trust, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also now has considerable familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Manager. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.
BOARD’S ROLE IN RISK OVERSIGHT

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those

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service providers. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. The Investment Manager, the Distributor and other service providers have their own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and personnel of the Investment Manager has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.
BOARD COMMITTEES

Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The audit committee of the Predecessor Corporation held three meetings during the fiscal year ended September 30, 2014. The Trust's Audit Committee held two meetings during the fiscal year ended September 30, 2014.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Fund, is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to

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any contract to which the Trust on behalf of the Fund is or is proposed to be a party. The contract renewal committee (the predecessor to the Contracts Review Committee) of the Predecessor Corporation held one meeting during the fiscal year ended September 30, 2014. The Trust's Contracts Review Committee held one meeting during the fiscal year ended September 30, 2014.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee held no meetings during the fiscal year ended September 30, 2014.

Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The nominating committee (the predecessor to the Nominating and Governance Committee) of the Predecessor Corporation held two meetings during the fiscal year ended September 30, 2014. The Trust's Nominating and Governance Committee held one meeting during the fiscal year ended September 30, 2014.
REMUNERATION OF TRUSTEES

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $232,000 for service on covered boards. Additional annual retainer fees are paid as follows: $40,000 to the Independent Chair of the Board; $6,000 to the Independent Vice Chair of the Board; $6,000 to the Audit Committee Chair; $6,000 to the Audit Committee Vice Chair; $6,000 to the Contracts Review Committee Chair; $6,000 to the Contracts Review Committee Vice Chair; and $6,000 to the Nominating and Governance Committee Chair. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets. The Independent Trustees had a different compensation structure prior to April 3, 2014.
The Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, Interested Trustees. The aggregate compensation paid by the Predecessor Corporation and the Trust to each of the Trustees during the fiscal year ended September 30, 2014, and the aggregate compensation paid by the Fund Complex, including the Family of Funds to each of the Trustees during the fiscal year ended September 30, 2014 are set forth below. Each of the Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 66 of this SAI.
Information for the Independent Trustees appears below.

Name of Independent Trustee	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Randall C. Barnes	$0	$34,324	$0	$0	$306,125
Donald A. Chubb, Jr.	$20,995	$35,204	$0	$0	$119,000
Harry W. Craig, Jr.*	$18,391	$0	$0	$0	$56,500
Jerry B. Farley	$18,391	$35,204	$0	$0	$119,000
Roman Friedrich III	$0	$35,204	$0	$0	$198,000
Robert B. Karn III	$0	$35,204	$0	$0	$196,500
Penny A. Lumpkin*	$18,391	$0	$0	$0	$56,500
Ronald A. Nyberg	$0	$35,204	$0	$0	$396,750
Maynard F. Oliverius	$18,391	$35,204	$0	$0	$119,000
Ronald E. Toupin, Jr.	$0	$40,191	$0	$0	$322,875

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*	Mr. Craig and Ms. Lumpkin retired from the Board effective February 12, 2014.
Information for the Interested Trustee appears below.

Name of Interested Trustee	Aggregate Compensation from the Predecessor Corporation	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex, including the Family of Funds
Donald C. Cacciapaglia	$0	$0	$0	$0	$0
PRINCIPAL HOLDERS OF SECURITIES

On December 31, 2014, the Fund’s officers and Trustees (as a group) beneficially owned 5.19% of the outstanding Class A shares of the Fund and less than 1% of the total outstanding shares of any remaining class of the Fund.

As of April 1, 2015, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of the Fund’s outstanding securities:

Name and Address of Shareholder	Class Owned	Percentage Owned
NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	A	11.28%
SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636	A	42.85%
NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	C	7.71%
RBC CAPITAL MARKETS CORP 60 SOUTH SIXTH STREET MINNEAPOLIS, MN 55402	C	5.56%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	C	5.61%
FIRST CLEARING CORPORATION 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103	C	24.63%
TD AMERITRADE FBO BRIAN PARK 419 N. HOBART BLVD. LOS ANGELES CA 90004	C	8.22%
OPPENHEIMER & CO INC 85 BROAD ST 4TH FL NEW YORK, NY 10004	Institutional	6.46%
SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA, KS 66636	Institutional	86.23%
MAYNARD F OLIVERIUS (IRA) 3922 SW CLARION PARK DR TOPEKA, KS 66610-2404	Institutional	5.07%

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TRUSTEES’ OWNERSHIP OF SECURITIES

As of December 31, 2014, the Trustees beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, including the Family of Funds
Randall C. Barnes	None	Over $100,000
Donald A. Chubb, Jr.	None	Over $100,000
Jerry B. Farley	Over $100,000	Over $100,000
Roman Friedrich III	None	$50,001-$100,000
Robert B. Karn III	None	Over $100,000
Ronald A. Nyberg	None	Over $100,000
Maynard F. Oliverius	None	Over $100,000
Ronald E. Toupin, Jr.	None	Over $100,000
* The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
As of December 31, 2014, the Interested Trustee beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name of “Interested” Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, including the Family of Funds
Donald C. Cacciapaglia	None	None
* The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.
HOW TO PURCHASE SHARES

Investors may purchase shares of the Fund through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or with Rydex Fund Services, LLC (“RFS” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
The Fund also offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Institutional class shares of the Fund may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Institutional class shares of the Fund may also be offered to Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Fund Investment Manager or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Fund, at its discretion, may waive the minimum investment amount for other investors.

Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have

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a minimum initial investment amount, subsequent investment amount or a minimum account balance.  Class P shares of the Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.

Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Fund’s Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. The Fund reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.

The Fund reserves the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Fund does not issue certificates for Fund shares.

Cancelled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your cancelled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.

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You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options—The Fund offers five classes of shares, as described below:

Class A Shares—Front-End Load Option—Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).
Class C Shares—Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Class C Shares—Level Load Option—If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

Class P Shares—Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class R6 Shares—Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

Class A Shares—Class A shares are offered at NAV plus an initial sales charge as follows:

Amount of Purchase at Offering Price	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75	3.90	3.00
$250,000 but less than $500,000	2.75	2.83	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 or greater	None	None	See below*
*For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, a 1% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 12 months of purchase.

Purchases of Class A shares of the Fund in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”
SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).

Reduced Sales Charges. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

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Rights of Accumulation. You may qualify for reduced initial sales charges based upon your existing investment in shares of any series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

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Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Funds’ Prospectus.
As discussed in the Prospectus, the Fund has adopted a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of the Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.
Amounts paid by the Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.

Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within one year of the date of purchase. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares). No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.

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The Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case the Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Institutional Class Shares—Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of Institutional class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Guggenheim Trustees, Officers and Employees.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Section 529 college savings plan accounts pursuant to the Code.

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject to the Class C contingent deferred sales charge, may be able to convert their shares for Institutional class shares in the same Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.
Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.

Eligible investors for Class P shares include the following:

Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

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•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.

Class P shares of the Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of the Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.

As discussed in the Prospectus, the Fund has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of the Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.
Class R6 Shares—Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account

45

balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Distribution Plans—The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has enacted a Distribution Plan applicable to its Class A, Class C and Class P shares.
Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Plan should be continued.
Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees of the Fund, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Fund.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund’s assets, and facilitating economies of scale (e.g., block purchases) in the Fund’s securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
A Distribution Plan may be terminated at any time by vote of Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Fund’s Board of Trustees, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of its shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—For the fiscal year ended September 30, 2014, the following 12b-1 payments were made for the Fund to the Distributor under the Rule 12b-1 Distribution Plan:

Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C
Alpha Opportunity Fund	$19,980	$11,859

Because Class P shares commenced operations on or about the date of the SAI, Class P shares made no Rule 12b-1 payments to the Distributor for the fiscal year ended September 30, 2014.

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The 12b-1 Plans are “compensation plans” which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Fund. The Distributor is the principal underwriter of the Fund. Because all the 12b-1 payments are made to the Distributor, the Fund pays no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Fund to pay for these services and activities.

Calculation and Waiver of Contingent Deferred Sales Charges—Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares that are sold with 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan.

Arrangements With Broker/Dealers and Others—The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge of Class A shares is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

Other Distribution or Service Arrangements—The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

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No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund.

Such compensation may be paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Manager have revenue sharing arrangements with, and during the fiscal year ended September 30, 2014 paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:

Financial Intermediary	Dollar Amount of Compensation
Security Financial Resources, Inc.*	$798,560
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$756,302
Wells Fargo Advisors, LLC (First Clearing Corp.)	$689,157
Merrill Lynch (Financial Data Services)	$292,179
UBS Financial Services, Inc.	$214,358
Security Benefit Life Insurance Company*	$186,187
Raymond James	$113,269
Pershing LLC	$94,410
TD Ameritrade, Inc.	$78,109
LPL Financial	$53,502
Ameriprise Financial Services, Inc.	$30,774
Charles Schwab	$21,622
Security Distributors, Inc.*	$15,844
Fidelity Investments (National Financial Services, LLC )	$12,000
ING Institutional Plan Services, LLC	$11,239
RBC Capital Markets	$7,093
Great West Equities	$5,039
Nationwide Financial (Nationwide Investment Services Corp.)	$2,345
Ceros Financial Services	$482
* Denotes a financial intermediary that is an affiliate of the Investment Manager and/or the Distributor.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The

48

costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.
Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Purchases at Net Asset Value—Class A shares of the Fund may be purchased at NAV by (1) Trustees and officers of the Fund or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Fund’s Investment Manager or Distributor and their affiliates; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/ dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.
Class A shares of the Fund may be purchased at NAV when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/ dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at NAV by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge, including shares offered in self-directed brokerage accounts that may or may not charge a transaction fee to its customers.
The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

The availability of Class A sales charge waivers may depend upon the policies, procedures, and trading platforms of your financial intermediary.

Purchases for Retirement Plans—Prior to February 1, 2012, Class A shares of the Fund could also be purchased at NAV when the purchase was made by a retirement plan that would (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expected to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) be provided administrative services by certain third party administrators that had entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Any retirement plan that had such an arrangement in place effective as of February 1, 2012 may continue such arrangement for the life of the plan or until the Fund’s Board of Trustees elects to terminate such arrangement, whichever is earlier. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.
SYSTEMATIC WITHDRAWAL PLAN

A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment

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options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
INVESTMENT MANAGEMENT

The Investment Manager, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland, 20850, has served as investment adviser to series of Security Equity Fund (also known as the “Predecessor Corporation”) since January 1, 1964. Security Investors also acts as investment adviser to certain series of Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $28.9 billion in assets as of September 30, 2014. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $220 billion in assets under management as of September 30, 2014.

Investment Management Agreement—Pursuant to the Investment Management Agreement (the “Agreement”), the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory functions. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”), and is a member of the National Futures Association in such capacity. The Investment Manager acts as CPO of the Fund.
For services provided to the Fund, the Investment Manager is entitled to receive compensation equal to:

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Alpha Opportunity Fund	1.25%

The Fund’s Agreement is renewable annually by the Fund’s Board of Trustees or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days’ notice and is automatically terminated in the event of assignment.
The Investment Manager has agreed to reimburse the Fund or waive a portion of its management fee for any amount by which the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class C and Class P distribution fees) for any fiscal year exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, and as set forth in the applicable Prospectus, the Investment Manager has contractually agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any) but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, or extraordinary expenses) of the Fund share classes listed below to the listed percentages of the Fund’s average daily net assets.

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Alpha Opportunity Fund	Class	Expense Cap
	A	2.11%
	C	2.86%
	Institutional	1.86%
	P	2.11%
	R6	1.86%

The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
The Investment Manager has also contractually agreed through February 1, 2017, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and may be terminated by the Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, RFS also acts as the administrative agent for the Fund and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives, on an annual basis, a fee of 0.095%, based on average daily net assets, or $25,000 per year, whichever is greater.
Pursuant to a Transfer Agency Agreement with the Fund, as amended, RFS (also known as the “Transfer Agent”) also acts as the transfer agent for the Fund. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent. For these services, the Transfer Agent receives the following fees with respect to each Class of the Fund:

1.	Account Set-Up Charge—A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Fund.

2.
Annual Maintenance Charge—An annual per account fee of (1) $8 per open account for regular accounts; (2) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (3) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge—A per transaction charge of (1) $1.10 per transaction for regular accounts and (2) $0.60 per transaction for accounts that are Matrix Level III.
The Fund is also subject to a minimum fee per year of $25,000.
The Fund has agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of the Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Fund pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the fiscal year ended September

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30, 2014, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $2,983,645.
The Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A and Class C distribution fees; and legal, auditing and accounting expenses. The Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.
Prior to June 4, 2013, the Investment Manager served as administrator with respect to the Fund and the Fund paid the Investment Manager in its role as administrator. Therefore, the Fund did not pay RFS any administrative service fees prior to June 4, 2013. During the fiscal period ended September 30, 2013, the Fund paid the amounts in the table below to RFS and during the period September 30, 2012 through June 3, 2013 and the fiscal year ended September 30, 2012, the Fund paid the amounts in the table below to the Investment Manager for administrative services.
During the previous three fiscal years, the Fund paid the following amounts to the applicable Service Providers for its services:

Fund	Year/ Period	Investment Advisory Fees Paid to Investment Manager	Investment Advisory Fees Waived by and Reimbursements from Investment Manager	Administrative Service Fees Paid to RFS (or to Investment Manager prior to 6/4/13)	Transfer Agency Service Fees Paid to Transfer Agent (or Investment Manager prior to 2/11/11)
Alpha Opportunity Fund	2014	$140,253	$126,237	$24,999	$29,134
	6/4/13- 9/30/13	$136,449	$204,142	$8,150	$30,734
	10/1/12 – 6/3/13			$16,906
	2012	$140,522	$88,316	$25,068	$27,758
SUB-ADVISER

Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of the Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of the Fund’s average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to the Fund and the Investment Manager assumed all advisory obligations and responsibilities.
During the fiscal years ended September 30, 2014, 2013 and 2012 the Investment Manager paid the following amounts to Mainstream for its services:

Fund	Year	Sub-Advisory Fees Paid to Mainstream	Sub-Advisory Fees Waived by Mainstream
Alpha Opportunity Fund	2014	$0	$0
	2013	$38,413	$0
	2012	$56,908	$0
CODE OF ETHICS

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The Trust, the Investment Manager and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Trust. Access persons may invest in securities, including securities that may be purchased or held by the Trust, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Trust and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Trust or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Fund; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.
PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. Including the Fund, as of September 30, 2014, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Farhan Sharaff	15	$2,065.6	5	$122.0	3	$398.1
Jayson Flowers	19	$1,515.3	5	$62.1	1	$3.4
Samir Sanghani	6	$6,762.0	1	$2.4	0	$0
Burak Hurmeydan	20	$6,111.7	0	$0	0	$0

As of September 30, 2014, none of the Portfolio Managers held shares in the Fund.
The following table identifies, as of September 30, 2014, the number of, and total assets of, the companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager[1]	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Farhan Sharaff	0	$0	1	$12.6	0	$0
Jayson Flowers	0	$0	1	$11.5	0	$0
Samir Sanghani	0	$0	1	$2.4	0	$0

[1]	Portfolio Managers not listed in this table do not manage any registered investment companies, other pooled investment vehicles, or other accounts with a performance based advisory fee.

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—
General Investment Limitations and Conflicts of Interest—The Fund is subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue its investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own

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accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest or may cause the Fund to be subject to regulatory limits. As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Investments and its affiliates.
The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial and other interests that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Fund.
Other Activities of Guggenheim Investments—From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that are controlled by the Investment Manager or its affiliates or other accounts managed by the Investment Manager or its affiliates, or companies in which the Investment Manager or its affiliates has interests or with whom the Investment Manager or its affiliates does business.
Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and other accounts may devote unequal time and attention to the management of those funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and other accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Fund Trades—A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.
Investment Opportunities—A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for the Fund. In addition, the Investment Manager may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such funds or other accounts. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Selection of Brokers/Dealers—Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages.
Performance Fees—A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.

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Compensation Information—The Investment Manager compensates portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation program includes equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.
PROXY VOTING

The Board of Trustees of the Fund has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.
The Investment Manager’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.
The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on the Fund’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of fund that it manages. For example, a specific proposal may be considered on a case-by-case basis for one fund, while all other funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The Investment Manager has delegated to an independent third party (the “Service Provider”) the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis), and the Investment Manager then directs the Service Provider how to vote on that particular proposal.
The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.
Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager cannot resolve a conflict of interest, it will seek guidance from the Board of Trustees of the relevant Fund.
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund’s custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the Fund.
The Fund will be required to file SEC Form N-PX, with its complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
DISTRIBUTOR

Guggenheim Funds Distributors, LLC (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for other series of the Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.

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The Distributor receives a maximum commission on sales of Class A shares of 4.75% and allows a maximum discount of 4.00% from the offering price to authorized dealers on Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods.
The Distributor does not receive any compensation from the Fund for the distribution of Class R6 shares and Institutional class shares.
For the fiscal years ended September 30, 2014, 2013 and 2012, the Distributor (1) received gross underwriting commissions on Class A shares, (2) retained net underwriting commissions on Class A shares, and (3) received contingent deferred sales charges on redemptions of Class C shares in the amounts set forth in the tables below.

Guggenheim Funds Distributors, LLC—Gross Underwriting Commissions
	2014	2013	2012
Alpha Opportunity Fund	$0	$0	$0

Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2014	2013	2012
Alpha Opportunity Fund	$0	$0	$0

Guggenheim Funds Distributors, LLC—Compensation on Redemptions
	2014	2013	2012
Alpha Opportunity Fund	$0	$0	$0

The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
The Fund’s Distribution Agreement is renewable annually either by the Fund’s Board of Trustees or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days written notice.
ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund. In reaching a judgment relative to the qualifications of a broker/dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager including the overall reasonableness of commissions paid to the broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition.
Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.
In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund

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brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager may be produced by parties other than the broker effecting the portfolio transaction.
If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.
In addition, brokerage transactions may be placed with broker/dealers who sell shares of the funds managed by the Investment Manager and who may or may not also provide investment information and research services.
The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.
The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients.
Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies. When selecting securities for purchase or sale for the Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund’s transaction, it is believed that this procedure generally contributes to better overall execution of the Fund’s portfolio transactions. The Board of Trustees of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPO”), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

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The table below sets forth the brokerage fees paid by the Funds during the fiscal years ended September 30, 2014, 2013 and 2012 and certain other information:

Fund	Year	Fund Total Brokerage Commissions Paid	Fund Transactions Directed to and Commissions Paid to Broker/Dealers who also Performed Services
			Transactions	Brokerage Commissions
Alpha Opportunity Fund	2014	$1,643	$0	$0
	2013	$36,327	$22,266,155	$9,051
	2012	$59,561	$43,280,992	$21,200

During its most recently completed fiscal year, the Fund remained unable to fully pursue its investment strategies and, therefore, engaged in fewer portfolio transactions and paid lower brokerage commissions than in prior years.

The Fund contemplates that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the Fund's valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees.
Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of broker quotes. Over-the-counter (“OTC”) securities held by the Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Fund's valuation procedures. Certain securities may also be valued based on broker quotations.
The Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less at the time of purchase for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using market quotations provided by a pricing service.
For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, the Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by

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dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by the Fund generally are valued at their last closing price or sales price on the primary exchange or market for that option; if the last sale price is unavailable, the Fund will seek a quote from broker-dealers. A U.S. exchange-traded futures contract will be valued generally based upon the last tick after the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current index price and may be adjusted based on current day swap curves. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads.
The loans (including syndicated bank loans) in which the Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or may be fair valued. Series that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Fund's valuation procedures.
The Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Fund also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Fund and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Managers and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
HOW TO REDEEM SHARES

Shareholders may turn in their shares, other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

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•	Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
The Trust’s Declaration of Trust provides that the Board of Trustees, without the vote or consent of the shareholders, may require any shareholder to redeem shares for any reason, as determined by the Trustees, including requiring redemption of all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares. Any plan of involuntary redemption adopted by the Board of Trustees shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Declaration of Trust, or such fewer shares as are specified in the plan.
Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Fund repurchases shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Fund’s account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”)
The Fund has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio (“redemption in kind”). The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder were to receive a redemption in kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Telephone Redemptions—A shareholder of each class of shares, other than Class P shares, may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application

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or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Fund at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Fund.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”

Redemptions In Kind—The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.
HOW TO EXCHANGE SHARES

Shareholders of the Fund may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Fund, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C, Institutional class, Class P and Class R6 shares of the Fund may be exchanged for Class A, Class C, Institutional class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Fund, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.

Exchange By Telephone—A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close

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of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.
DIVIDENDS AND TAXES

It is the Fund’s policy to pay dividends from net investment income as from time to time declared by the Board of Trustees and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional class shares bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.
The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.

Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
The Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least equal to 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without

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regard to the deduction for dividends paid and its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming the Fund qualifies as a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Fund, are generally taxable as ordinary income.
For federal income tax purposes, dividends paid by the Fund from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by the Fund cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

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The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount designated as qualified dividend income by the Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. The Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Net capital gain or loss on shares held for less than one year generally will be taxable to shareholders, respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original stock was disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis rules apply to their particular circumstances.

Back-up Withholding—Each Fund generally will be required to withhold federal income tax at a rate of 28% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

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Passive Foreign Investment Companies—The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) realized by the Fund. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions

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in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.
The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Market Discount—If the Fund acquires a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the acquisition amount is subject to treatment as “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

Original Issue Discount—Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales—These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation—Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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Foreign Shareholders — Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
ORGANIZATION

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series. The Trust has authorized the issuance of an unlimited number of shares and currently issues its shares in 18 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the fund has outstanding four classes of shares, each of which participates proportionately based on its relative NAV in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Fund. Shares may be exchanged as described under “How to Exchange Shares,” but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the Trust vote together. On other matters affecting a particular series or class, such as the investment advisory contract or the fundamental policies, only shares of that series or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a

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meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.

The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Manager, acts as the transfer and dividend-paying agent for the Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected by the Board to serve as the Fund’s independent registered public accounting firm and, as such, will audit the Fund’s financial statements and perform other audit-related and tax services.
FINANCIAL STATEMENTS

The financial statements of the Fund, which are contained in the Fund’s September 30, 2014 Annual Report are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting a SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, and Guggenheim World Equity Income Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

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APPENDIX A

DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. —
Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation —
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

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BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

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805 King Farm Blvd. Suite 600
Rockville, Maryland 20850
www.guggenheiminvestments.com
ROAO-P-SAI-0515x0116